UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAR    03.31.16

SEMI-ANNUAL REPORT

AB GLOBAL BOND FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abglobal.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abglobal.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

May 11, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Global Aggregate Bond Index (US dollar hedged), for the six- and 12-month periods ended March 31, 2016.

All share classes underperformed the benchmark during both periods, before sales charges. Sector selection detracted modestly for both periods, primarily from an overweight to non-investment grade corporates. Country positioning detracted for both periods, mainly from an underweight to Japan. Yield-curve positioning modestly detracted for the six-month period from positioning on the US and Japanese yield curves and was immaterial for the 12-month

AB GLOBAL BOND FUND •	1

period. Currency positioning contributed for both periods, relative to the benchmark. For the six-month period, a long US dollar position versus shorts in the British pound and euro contributed. During the 12-month period, long positions in the US dollar and Japanese yen versus short positions in the Korean won and New Zealand dollar contributed. Security selection contributed modestly for both periods, mainly agency risk sharing bonds and basic materials for the six-month period, and non-cyclical consumers for the 12-month period.

During both periods the Fund utilized currency forwards and currency options to hedge currency exposure as well as to manage active currency risk. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Interest rate swaps and treasury futures were used to manage duration, country exposure and yield-curve positioning.

Market Review and Investment Strategy

Bond markets were volatile for the six- and 12-month periods ended March 31, 2016, as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, driven primarily by decreasing commodity prices. In February oil prices reached $26 per barrel, their lowest level since May 2003, ultimately ending the period at $38 per barrel. These dynamics caused volatility within government bond yields, with the yield on the US 10-Year Treasury ranging from 2.5% to 1.7%, ultimately ending the period at 1.8%. Adding to the volatility, the US Federal Reserve raised the target on official rates by 25 basis points in December, lifting the range to 0.25%-0.50%, which was the first rate hike in nine years.

In other markets, including Europe and Japan, further accommodative monetary policy measures were introduced. The European Central Bank delivered further quantitative easing measures by cutting the deposit rate and increasing monthly bond purchases. Additionally, the Bank of Japan decreased its deposit rate early in 2016. In emerging markets, political and economic instability across regions negatively affected the investment environment, as slower growth in China, Brazil and other emerging-market economies caused further pressure on credit markets throughout most of the reporting period. However, in mid-February, many risk assets rallied on the back of oil prices moving higher. March 2016 was the strongest month for high-yield securities in almost five years. For the 12-month period, investment-grade bonds outperformed US high-yield bonds. Emerging-market hard currency government bonds (US dollar-denominated debt instruments issued by emerging-market sovereign and quasi-sovereign entities) outperformed the US 10-Year Treasury. However, emerging-market local currency government bonds (local emerging-market bonds denominated in domestic currency or issuing country) underperformed the US 10-Year Treasury.

2	• AB GLOBAL BOND FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The Barclays Global Aggregate Bond Index (US dollar hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a greater risk of rising interest rates as the recent period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL BOND FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abglobal.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

4	• AB GLOBAL BOND FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Bond Fund
Class A	2.93%	1.70%

Class B*	2.54%	0.82%

Class C	2.68%	0.98%

Advisor Class†	3.08%	1.88%

Class R†	2.73%	1.19%

Class K†	2.90%	1.53%

Class I†	3.08%	1.88%

Class Z†	3.11%	1.93%

Barclays Global Aggregate Bond Index (US dollar hedged)	3.38%	2.44%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

AB GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			1.66%
1 Year	1.70%	-2.64%
5 Years	3.86%	2.96%
10 Years	5.60%	5.14%

Class B Shares			0.94%
1 Year	0.82%	-2.12%
5 Years	3.11%	3.11%
10 Years(a)	5.16%	5.16%

Class C Shares			1.00%
1 Year	0.98%	0.00%
5 Years	3.12%	3.12%
10 Years	4.84%	4.84%

Advisor Class Shares†			1.98%
1 Year	1.88%	1.88%
5 Years	4.14%	4.14%
Since Inception‡	5.02%	5.02%

Class R Shares†			1.31%
1 Year	1.19%	1.19%
5 Years	3.49%	3.49%
Since Inception‡	4.41%	4.41%

Class K Shares†			1.61%
1 Year	1.53%	1.53%
5 Years	3.84%	3.84%
Since Inception‡	4.74%	4.74%

Class I Shares†			1.93%
1 Year	1.88%	1.88%
5 Years	4.18%	4.18%
Since Inception‡	5.05%	5.05%

Class Z Shares†			2.04%
1 Year	1.93%	1.93%
Since Inception‡	4.81%	4.81%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.85%, 1.63%, 1.60%, 0.60%, 1.27%, 0.95%, 0.59% and 0.53% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2016.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

(Historical Performance continued on next page)

6	• AB GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-2.64%
5 Years	2.96%
10 Years	5.14%

Class B Shares
1 Year	-2.12%
5 Years	3.11%
10 Years(a)	5.16%

Class C Shares
1 Year	0.00%
5 Years	3.12%
10 Years	4.84%

Advisor Class Shares*
1 Year	1.88%
5 Years	4.14%
Since Inception†	5.02%

Class R Shares*
1 Year	1.19%
5 Years	3.49%
Since Inception†	4.41%

Class K Shares*
1 Year	1.53%
5 Years	3.84%
Since Inception†	4.74%

Class I Shares*
1 Year	1.88%
5 Years	4.18%
Since Inception†	5.05%

Class Z Shares*
1 Year	1.93%
Since Inception†	4.81%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception dates: 11/5/2007 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

AB GLOBAL BOND FUND •	7

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2015	Ending Account Value March 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,029.30	$4.41	0.87%
Hypothetical**	$1,000	$1,020.65	$4.39	0.87%
Class B
Actual	$1,000	$1,025.40	$8.30	1.64%
Hypothetical**	$1,000	$1,016.80	$8.27	1.64%
Class C
Actual	$1,000	$1,026.80	$8.01	1.58%
Hypothetical**	$1,000	$1,017.10	$7.97	1.58%
Advisor Class
Actual	$1,000	$1,030.80	$2.94	0.58%
Hypothetical**	$1,000	$1,022.10	$2.93	0.58%
Class R
Actual	$1,000	$1,027.30	$6.44	1.27%
Hypothetical**	$1,000	$1,018.65	$6.41	1.27%
Class K
Actual	$1,000	$1,029.00	$4.72	0.93%
Hypothetical**	$1,000	$1,020.35	$4.70	0.93%
Class I
Actual	$1,000	$1,030.80	$3.00	0.59%
Hypothetical**	$1,000	$1,022.05	$2.98	0.59%
Class Z
Actual	$1,000	$1,031.10	$2.69	0.53%
Hypothetical**	$1,000	$1,022.35	$2.68	0.53%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

8	• AB GLOBAL BOND FUND

Expense Example

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,048.1

*	All data are as of March 31, 2016. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets—Corporate Bonds, Emerging Markets—Sovereigns, Governments—Sovereign Bonds, Investment Companies, Local Governments—Municipal Bonds and Preferred Stocks.

AB GLOBAL BOND FUND •	9

Portfolio Summary

PORTFOLIO SUMMARY

March 31, 2016 (unaudited)

*	All data are as of March 31, 2016. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.4% or less in the following countries: Belgium, Bermuda, Chile, China, Colombia, Denmark, Ghana, Guatemala, Indonesia, Morocco, New Zealand, Norway, Peru, Portugal, Singapore, South Africa, Sweden and Switzerland.

10	• AB GLOBAL BOND FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2016 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 50.9%
Australia – 4.6%
Australia Government Bond Series 124 5.75%, 5/15/21(a)	AUD	122,150	$110,142,516
Series 142 4.25%, 4/21/26(a)		129,015	114,293,533
Series 144 3.75%, 4/21/37(a)		8,750	7,383,007

			231,819,056

Belgium – 0.7%
Belgium Government Bond Series 61 4.25%, 9/28/21(a)	EUR	15,455	21,882,563
Series 71 3.75%, 6/22/45(a)		2,300	4,099,326
Series 75 1.00%, 6/22/31(a)		7,115	8,140,355

			34,122,244

Colombia – 0.1%
Colombian TES Series B 7.75%, 9/18/30	COP	19,973,500	6,275,879

France – 0.8%
France Government Bond OAT 0.50%, 5/25/25(a)	EUR	23,780	27,469,750
2.50%, 5/25/30(a)		7,825	10,874,181

			38,343,931

Germany – 1.9%
Bundesrepublik Deutschland 1.00%, 8/15/25(a)		24,870	30,664,341
Series 00 5.50%, 1/04/31(a)		12,025	23,502,619
6.25%, 1/04/30(a)		7,970	16,238,819
Series 03 4.75%, 7/04/34(a)		13,755	26,863,083

			97,268,862

Ireland – 1.3%
Ireland Government Bond 2.40%, 5/15/30(a)		2,088	2,769,153
3.40%, 3/18/24(a)		20,300	28,249,004
5.40%, 3/13/25		20,261	32,510,881

			63,529,038

AB GLOBAL BOND FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Italy – 6.8%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22	EUR	67,205	$79,928,515
3.25%, 9/01/46(a)		15,470	21,001,315
3.75%, 5/01/21		27,335	36,355,774
4.00%, 9/01/20		1,870	2,479,151
4.25%, 9/01/19		6,710	8,710,360
4.75%, 5/01/17		4,755	5,689,464
5.50%, 11/01/22		127,805	190,176,884

			344,341,463

Japan – 6.8%
Japan Government Ten Year Bond Series 342 0.10%, 3/20/26	JPY	1,086,000	9,789,005
Japan Government Thirty Year Bond Series 44 1.70%, 9/20/44		713,200	8,263,221
Series 49 1.40%, 12/20/45		5,647,300	61,758,265
Japan Government Twenty Year Bond Series 150 1.40%, 9/20/34		6,281,600	66,076,103
Japan Government Two Year Bond Series 346 0.10%, 11/15/16		22,424,750	199,506,452

			345,393,046

Mexico – 2.4%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	825,270	50,163,246
Series M 20 10.00%, 12/05/24		954,810	70,946,072

			121,109,318

Netherlands – 2.8%
Netherlands Government Bond 0.25%, 7/15/25(a)	EUR	102,973	117,278,201
2.50%, 1/15/33(a)		16,725	24,437,887

			141,716,088

Portugal – 1.4%
Portugal Obrigacoes do Tesouro OT 2.875%, 10/15/25(a)		31,304	35,890,196
4.80%, 6/15/20(a)		26,375	33,967,708

			69,857,904

Singapore – 0.6%
Singapore Government Bond 3.00%, 9/01/24	SGD	36,000	29,139,741

12	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spain – 1.1%
Spain Government Bond 2.15%, 10/31/25(a)	EUR	9,205	$11,196,985
4.20%, 1/31/37(a)		7,800	11,567,329
4.70%, 7/30/41(a)		21,779	34,920,425

			57,684,739

Sweden – 0.2%
Sweden Government Bond Series 1054 3.50%, 6/01/22	SEK	75,000	11,121,165

United Kingdom – 8.2%
United Kingdom Gilt 1.75%, 9/07/22(a)	GBP	91,630	137,489,554
2.00%, 9/07/25(a)		41,260	62,347,102
3.25%, 1/22/44(a)		1,300	2,235,486
4.25%, 12/07/40(a)		39,300	77,947,767
5.00%, 3/07/25(a)		70,730	133,213,021

			413,232,930

United States – 11.2%
U.S. Treasury Bonds 2.875%, 5/15/43(b)	U.S.$	25,920	27,312,189
2.875%, 8/15/45		410	431,269
3.00%, 11/15/44-11/15/45		52,205	56,352,960
3.125%, 8/15/44		325	359,531
3.625%, 8/15/43-2/15/44		35,185	42,732,262
4.625%, 2/15/40(b)		10,240	14,259,999
U.S. Treasury Notes 1.375%, 4/30/20-10/31/20		159,285	160,684,667
1.625%, 11/30/20-8/15/22		65,740	66,484,504
1.875%, 8/31/22-10/31/22		79,955	81,804,376
2.00%, 11/30/22-8/15/25		56,550	58,016,804
2.25%, 3/31/21(b)		44,059	46,193,130
2.25%, 11/15/25		720	749,334
2.75%, 2/15/24		10,100	10,936,805

			566,317,830

Total Governments – Treasuries (cost $2,437,501,288)			2,571,273,234

CORPORATES – INVESTMENT GRADE – 19.2%
Industrial – 11.6%
Basic – 0.8%
Agrium, Inc. 3.375%, 3/15/25		105	101,057
Barrick Gold Corp. 4.10%, 5/01/23		78	75,964

AB GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Barrick North America Finance LLC 4.40%, 5/30/21	U.S.$	3,199	$3,270,357
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		15	15,428
Braskem Finance Ltd. 6.45%, 2/03/24		6,485	6,079,688
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24		270	275,700
CF Industries, Inc. 4.95%, 6/01/43		60	52,220
7.125%, 5/01/20		125	142,292
Dow Chemical Co. (The) 7.375%, 11/01/29		180	230,758
8.55%, 5/15/19		3,000	3,568,524
Eastman Chemical Co. 3.80%, 3/15/25		200	205,070
Georgia-Pacific LLC 5.40%, 11/01/20(a)		167	186,558
Glencore Finance Europe SA 3.375%, 9/30/20(a)	EUR	1,555	1,694,234
Glencore Funding LLC 2.125%, 4/16/18(a)	U.S.$	2,939	2,744,291
4.00%, 4/16/25(a)		4,075	3,196,328
LyondellBasell Industries NV 5.75%, 4/15/24		4,900	5,668,697
6.00%, 11/15/21		200	230,044
Minsur SA 6.25%, 2/07/24(a)		1,907	1,800,288
Monsanto Co. 3.375%, 7/15/24		285	289,813
Mosaic Co. (The) 5.625%, 11/15/43		3,238	3,381,683
Rio Tinto Finance USA Ltd. 3.75%, 9/20/21-6/15/25		8,538	8,330,421
Rio Tinto Finance USA PLC 3.50%, 3/22/22		260	261,195
Weyerhaeuser Co. 4.625%, 9/15/23		165	174,236

			41,974,846

Capital Goods – 0.4%
BAE Systems Holdings, Inc. 3.80%, 10/07/24(a)		7,623	7,816,319
General Electric Co. 4.65%, 10/17/21		197	224,745
5.875%, 1/14/38		69	89,900
Series D 5.00%, 1/21/21(c)		3,300	3,399,000

14	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series G 6.875%, 1/10/39	U.S.$	175	$253,400
Owens Corning 6.50%, 12/01/16(d)		169	172,630
7.00%, 12/01/36(d)		85	93,904
Republic Services, Inc. 5.25%, 11/15/21		6,898	7,855,235
5.50%, 9/15/19		15	16,655
Yamana Gold, Inc. 4.95%, 7/15/24		3,336	2,818,920

			22,740,708

Communications - Media – 1.4%
21st Century Fox America, Inc. 3.00%, 9/15/22		1,768	1,820,602
4.75%, 9/15/44		65	67,285
CBS Corp. 3.375%, 3/01/22		80	82,637
3.50%, 1/15/25		5,450	5,523,035
4.90%, 8/15/44		100	97,123
5.75%, 4/15/20		208	235,364
CCO Safari II LLC 3.579%, 7/23/20(a)		4,300	4,393,899
4.908%, 7/23/25(a)		4,505	4,751,946
6.484%, 10/23/45(a)		300	333,818
Comcast Corp. 4.25%, 1/15/33		350	372,746
5.15%, 3/01/20		270	303,806
Cox Communications, Inc. 2.95%, 6/30/23(a)		2,794	2,593,444
4.50%, 6/30/43(a)		160	130,551
Discovery Communications LLC 3.45%, 3/15/25		3,787	3,574,871
4.875%, 4/01/43		130	114,264
Grupo Televisa SAB 4.625%, 1/30/26		200	210,847
McGraw Hill Financial, Inc. 4.40%, 2/15/26		7,550	8,251,342
Moody’s Corp. 2.75%, 7/15/19		173	177,465
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,737,458
Omnicom Group, Inc. 3.60%, 4/15/26(e)		201	205,896
RELX Capital, Inc. 8.625%, 1/15/19		30	34,856
Sky Group Finance PLC 5.75%, 10/20/17(a)	GBP	3,977	6,078,709

AB GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Time Warner Cable, Inc. 4.50%, 9/15/42	U.S.$	100	$88,771
5.25%, 7/15/42	GBP	1,600	2,122,226
6.55%, 5/01/37	U.S.$	105	115,063
Time Warner, Inc. 3.55%, 6/01/24		6,274	6,453,543
3.60%, 7/15/25		4,350	4,465,049
7.625%, 4/15/31		1,826	2,330,790
Viacom, Inc. 3.875%, 12/15/21-4/01/24		10,047	10,018,908
5.25%, 4/01/44		98	88,144
5.625%, 9/15/19		10	10,968

			70,785,426

Communications - Telecommunications – 1.7%
America Movil SAB de CV 4.375%, 7/16/42		200	194,290
5.00%, 3/30/20		700	774,530
American Tower Corp. 4.70%, 3/15/22		4,000	4,331,420
5.05%, 9/01/20		5,800	6,299,108
AT&T, Inc. 3.00%, 6/30/22		410	415,962
3.40%, 5/15/25		780	781,828
3.80%, 3/15/22		1,358	1,431,040
3.95%, 1/15/25		6,100	6,339,925
4.45%, 5/15/21-4/01/24		9,649	10,491,705
4.75%, 5/15/46		105	102,423
4.875%, 6/01/44	GBP	1,700	2,655,384
5.15%, 3/15/42	U.S.$	125	125,994
5.80%, 2/15/19		2,937	3,270,373
6.45%, 6/15/34		120	137,308
Bell Canada 5.00%, 2/15/17(a)	CAD	5,900	4,680,114
British Telecommunications PLC 9.625%, 12/15/30	U.S.$	3,157	4,934,628
Deutsche Telekom International Finance BV 4.25%, 7/13/22(a)	EUR	7,015	9,743,997
Empresa Nacional de Telecomunicaciones SA 4.875%, 10/30/24(a)	U.S.$	4,969	4,892,979
Orange SA 5.375%, 1/13/42		95	110,769
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	5,000	4,185,717
4.10%, 10/01/23	U.S.$	495	533,362
Telefonica Emisiones SAU 7.045%, 6/20/36		95	120,256

16	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 3.85%, 11/01/42	U.S.$	255	$231,568
4.272%, 1/15/36		7,365	7,328,116
6.25%, 4/01/37		235	274,858
6.55%, 9/15/43		6,736	8,872,841
7.35%, 4/01/39		25	32,840
Vodafone Group PLC 4.375%, 2/19/43		110	99,166
6.15%, 2/27/37		30	33,771

			83,426,272

Consumer Cyclical - Automotive – 0.8%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		11,213	11,251,539
5.00%, 5/15/18		5,405	5,707,275
5.875%, 8/02/21		3,914	4,485,996
General Motors Co. 3.50%, 10/02/18		245	250,791
4.875%, 10/02/23		295	309,127
General Motors Financial Co., Inc. 3.25%, 5/15/18		11,210	11,396,568
4.00%, 1/15/25		124	120,430
4.30%, 7/13/25		150	148,470
Harley-Davidson Funding Corp. 6.80%, 6/15/18(a)		4,000	4,418,100

			38,088,296

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 2.50%, 3/01/18		40	40,008
4.25%, 3/01/22		3,300	3,402,343

			3,442,351

Consumer Cyclical - Restaurants – 0.0%
McDonald’s Corp. 2.10%, 12/07/18		71	72,440

Consumer Cyclical - Retailers – 0.3%
Advance Auto Parts, Inc. 4.50%, 12/01/23		210	218,941
Dollar General Corp. 4.15%, 11/01/25		186	195,420
Gap, Inc. (The) 5.95%, 4/12/21		255	276,277
Kohl’s Corp. 4.25%, 7/17/25		6,280	6,204,590
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		353	362,976
Walgreens Boots Alliance, Inc. 3.30%, 11/18/21		9,079	9,348,873

			16,607,077

AB GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.7%
AbbVie, Inc. 1.75%, 11/06/17	U.S.$	410	$411,897
2.50%, 5/14/20		2,867	2,918,812
2.90%, 11/06/22		300	305,300
3.60%, 5/14/25		8,360	8,775,634
Actavis Funding SCS 3.00%, 3/12/20		210	215,924
3.80%, 3/15/25		5,571	5,797,979
4.75%, 3/15/45		130	136,722
Actavis, Inc. 3.25%, 10/01/22		200	205,022
Agilent Technologies, Inc. 5.00%, 7/15/20		1,040	1,152,912
Ahold Finance USA LLC 6.875%, 5/01/29		5,029	6,406,599
Altria Group, Inc. 2.625%, 1/14/20		7,700	7,958,866
2.85%, 8/09/22		390	402,852
9.25%, 8/06/19		400	494,251
Amgen, Inc. 4.40%, 5/01/45		315	321,512
Anheuser-Busch InBev Finance, Inc. 1.90%, 2/01/19		305	309,355
3.30%, 2/01/23		573	595,704
3.65%, 2/01/26		195	205,065
4.00%, 1/17/43		140	137,765
Baxalta, Inc. 5.25%, 6/23/45(a)		4,300	4,569,980
Becton Dickinson and Co. 2.675%, 12/15/19		3,152	3,229,211
3.734%, 12/15/24		2,281	2,428,364
Biogen, Inc. 2.90%, 9/15/20		4,150	4,270,968
3.625%, 9/15/22		153	161,828
4.05%, 9/15/25		150	160,302
Bunge Ltd. Finance Corp. 3.50%, 11/24/20		174	176,571
8.50%, 6/15/19		9,015	10,471,842
Celgene Corp. 3.625%, 5/15/24		190	196,385
3.875%, 8/15/25		150	157,640
ConAgra Foods, Inc. 1.90%, 1/25/18		480	482,036
Express Scripts Holding Co. 4.75%, 11/15/21		140	152,102
Forest Laboratories LLC 4.375%, 2/01/19(a)		230	244,036

18	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gilead Sciences, Inc. 1.85%, 9/04/18	U.S.$	395	$401,965
3.65%, 3/01/26		8,591	9,129,089
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		275	276,315
Imperial Brands Finance PLC 2.95%, 7/21/20(a)		250	257,003
JM Smucker Co. (The) 2.50%, 3/15/20		91	92,040
3.00%, 3/15/22		155	159,409
Kraft Heinz Foods Co. 2.80%, 7/02/20(a)		6,300	6,470,988
3.50%, 6/06/22		1,005	1,056,401
3.50%, 7/15/22(a)		5,351	5,615,789
Laboratory Corp. of America Holdings 2.20%, 8/23/17		1,604	1,612,968
3.60%, 2/01/25		100	101,232
Leisureworld Senior Care LP Series B 3.474%, 2/03/21	CAD	7,675	6,238,748
Medco Health Solutions, Inc. 7.125%, 3/15/18	U.S.$	355	390,316
Medtronic, Inc. 2.50%, 3/15/20		5,079	5,255,810
3.15%, 3/15/22		300	318,184
Mylan NV 3.75%, 12/15/20(a)		245	250,675
Newell Rubbermaid, Inc. 3.15%, 4/01/21		8,885	9,126,832
3.85%, 4/01/23		3,831	3,973,172
PepsiCo, Inc. 1.50%, 2/22/19		300	303,565
Perrigo Finance Unlimited Co. 3.50%, 12/15/21		826	841,950
Reynolds American, Inc. 3.25%, 6/12/20		84	87,843
4.45%, 6/12/25		8,300	9,132,009
5.85%, 8/15/45		2,887	3,525,492
Stryker Corp. 2.625%, 3/15/21		68	69,342
Tyson Foods, Inc. 2.65%, 8/15/19		49	50,253
3.95%, 8/15/24		5,381	5,736,458
4.50%, 6/15/22		16	17,530
Whole Foods Market, Inc. 5.20%, 12/03/25(a)		100	104,791
Zimmer Biomet Holdings, Inc. 2.70%, 4/01/20		205	207,874
3.55%, 4/01/25		330	333,431

			134,590,910

AB GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 2.2%
Anadarko Petroleum Corp. 5.95%, 9/15/16	U.S.$	1,913	$1,946,214
6.20%, 3/15/40		115	110,636
Apache Corp. 4.25%, 1/15/44		215	180,686
6.90%, 9/15/18		2,700	2,924,491
Boardwalk Pipelines LP 4.95%, 12/15/24		100	91,452
Canadian Natural Resources Ltd. 3.90%, 2/01/25		140	125,830
Cimarex Energy Co. 4.375%, 6/01/24		1,220	1,201,253
ConocoPhillips 5.75%, 2/01/19		11,445	12,416,623
Devon Energy Corp. 3.25%, 5/15/22		270	227,337
5.00%, 6/15/45		6,300	4,702,112
Enbridge Energy Partners LP 4.375%, 10/15/20		100	97,374
Encana Corp. 3.90%, 11/15/21		170	148,963
Energy Transfer Partners LP 4.65%, 6/01/21		2,850	2,738,539
4.90%, 2/01/24		2,700	2,456,285
EnLink Midstream Partners LP 4.15%, 6/01/25		10,425	8,089,362
5.05%, 4/01/45		120	80,732
Enterprise Products Operating LLC 4.90%, 5/15/46		105	100,925
5.10%, 2/15/45		7,460	7,240,788
5.20%, 9/01/20		355	387,591
Halliburton Co. 3.375%, 11/15/22		5,985	6,090,749
5.00%, 11/15/45		5,580	5,453,552
Hess Corp. 7.875%, 10/01/29		160	173,994
8.125%, 2/15/19		6,125	6,729,513
Husky Energy, Inc. 3.95%, 4/15/22		115	114,575
7.25%, 12/15/19		1,285	1,420,318
Kinder Morgan Energy Partners LP 2.65%, 2/01/19		325	320,989
3.95%, 9/01/22		226	216,951
Kinder Morgan, Inc./DE 2.25%, 3/16/27	EUR	1,692	1,685,955
5.00%, 2/15/21(a)	U.S.$	3,100	3,163,460
Marathon Oil Corp. 3.85%, 6/01/25		110	89,386

20	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.80%, 3/15/32	U.S.$	80	$70,987
Marathon Petroleum Corp. 5.125%, 3/01/21		290	301,683
Noble Energy, Inc. 3.90%, 11/15/24		137	128,956
5.625%, 5/01/21		131	131,655
8.25%, 3/01/19		6,010	6,614,089
ONEOK Partners LP 3.20%, 9/15/18		3,040	2,942,647
4.90%, 3/15/25		145	136,609
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		7,458	6,431,481
4.65%, 10/15/25		150	138,678
Schlumberger Holdings Corp. 2.35%, 12/21/18(a)		11,340	11,414,390
3.00%, 12/21/20(a)		200	202,767
3.625%, 12/21/22(a)		200	205,719
Spectra Energy Partners LP 3.50%, 3/15/25		85	82,098
4.60%, 6/15/21		330	347,803
Suncor Energy, Inc. 6.50%, 6/15/38		76	81,759
TransCanada PipeLines Ltd. 3.80%, 10/01/20		485	503,129
6.35%, 5/15/67		15	10,163
Valero Energy Corp. 6.125%, 2/01/20		20	21,960
6.625%, 6/15/37		200	216,933
Western Gas Partners LP 3.95%, 6/01/25		190	162,787
Williams Partners LP 3.90%, 1/15/25		4,098	3,313,348
4.00%, 11/15/21		2,603	2,261,541
4.50%, 11/15/23		4,200	3,568,106
Williams Partners LP/ACMP Finance Corp. 4.875%, 3/15/24		3,126	2,727,816

			112,743,739

Services – 0.1%
eBay, Inc. 2.50%, 3/09/18		108	109,752
3.80%, 3/09/22		3,211	3,305,651
Visa, Inc. 2.80%, 12/14/22		250	260,717

			3,676,120

Technology – 0.7%
Apple, Inc. 2.85%, 5/06/21		290	304,073
3.45%, 2/09/45		120	108,379

AB GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cisco Systems, Inc. 1.65%, 6/15/18	U.S.$	395	$400,566
Fidelity National Information Services, Inc. 3.875%, 6/05/24		250	250,205
Hewlett Packard Enterprise Co. 4.40%, 10/15/22(a)		350	365,672
4.90%, 10/15/25(a)		8,700	8,953,744
HP, Inc. 4.65%, 12/09/21		6,560	6,942,750
Intel Corp. 3.70%, 7/29/25		300	328,598
International Business Machines Corp. 2.25%, 2/19/21		260	265,702
KLA-Tencor Corp. 4.65%, 11/01/24		5,071	5,111,401
Lam Research Corp. 2.75%, 3/15/20		260	255,588
Microsoft Corp. 1.30%, 11/03/18		500	504,862
Oracle Corp. 5.375%, 7/15/40		150	178,208
Seagate HDD Cayman 4.75%, 1/01/25		4,761	3,718,612
4.875%, 6/01/27(a)		105	79,049
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,087	5,272,065
Total System Services, Inc. 2.375%, 6/01/18		20	19,974
3.80%, 4/01/21		109	112,096
Tyco Electronics Group SA 3.45%, 8/01/24		255	260,303
Xerox Corp. 2.80%, 5/15/20		250	235,659

			33,667,506

Transportation - Airlines – 0.1%
Southwest Airlines Co. Pass-Through Trust Series 07-1 6.15%, 8/01/22		5,698	6,353,422

Transportation - Railroads – 0.1%
Burlington Northern Santa Fe LLC 4.55%, 9/01/44		100	108,362
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,276	1,387,502
CSX Corp. 4.40%, 3/01/43		100	100,582
6.25%, 3/15/18		5,000	5,444,050

			7,040,496

22	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.2%
Asciano Finance Ltd. 4.625%, 9/23/20(a)	U.S.$	1,501	$1,484,759
5.00%, 4/07/18(a)		2,676	2,722,501
Ryder System, Inc. 5.85%, 11/01/16		4,332	4,445,438

			8,652,698

			583,862,307

Financial Institutions – 6.3%
Banking – 4.7%
Abbey National Treasury Services PLC/United Kingdom 2.375%, 3/16/20		250	250,056
ABN AMRO Bank NV 2.50%, 10/30/18(a)		7,200	7,301,822
4.75%, 7/28/25(a)		3,140	3,148,155
American Express Co. 6.80%, 9/01/66		65	65,163
Bank of America Corp. 3.875%, 8/01/25		15,395	15,956,025
5.49%, 3/15/19		300	326,953
Series G 3.30%, 1/11/23		4,600	4,638,649
Series L 5.65%, 5/01/18		125	134,184
Barclays Bank PLC 6.05%, 12/04/17(a)		735	774,857
6.625%, 3/30/22(a)	EUR	1,756	2,360,929
Barclays PLC 3.25%, 1/12/21	U.S.$	450	448,072
3.65%, 3/16/25		1,800	1,694,081
BBVA Banco Continental SA 5.00%, 8/26/22(a)(f)		4,224	4,495,730
BBVA Global Finance Ltd. 7.00%, 12/01/25		110	119,522
BNP Paribas SA 4.73%, 4/12/16(a)(c)	EUR	7,050	8,022,195
5.019%, 4/13/17(a)(c)		3,600	4,190,658
BPCE SA 5.70%, 10/22/23(a)	U.S.$	9,186	9,729,931
Capital One Bank USA, NA 3.375%, 2/15/23		310	312,377
Capital One Financial Corp. 4.75%, 7/15/21		25	27,395
Citigroup, Inc. 3.70%, 1/12/26		150	153,933
5.875%, 1/30/42		3,597	4,328,561

AB GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commerzbank AG 8.125%, 9/19/23(a)	U.S.$	5,977	$6,747,734
Compass Bank 2.75%, 9/29/19		3,648	3,614,475
3.875%, 4/10/25		260	243,857
5.50%, 4/01/20		296	314,874
Cooperatieve Rabobank UA 3.95%, 11/09/22		4,212	4,314,638
4.375%, 8/04/25		6,466	6,657,387
11.00%, 6/30/19(a)(c)		88	105,591
Credit Agricole SA 4.375%, 3/17/25(a)		200	195,842
Credit Suisse AG 6.50%, 8/08/23(a)		4,799	5,180,045
Credit Suisse Group Funding Guernsey Ltd. 2.75%, 3/26/20		4,200	4,144,736
3.75%, 3/26/25		2,500	2,388,260
Discover Bank/Greenwood DE 3.10%, 6/04/20		250	251,352
DNB Bank ASA 6.012%, 3/29/17(a)(c)	GBP	7,466	10,799,605
Fifth Third Bancorp 3.50%, 3/15/22	U.S.$	15	15,621
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		140	143,240
3.85%, 7/08/24		11,220	11,593,222
4.25%, 10/21/25		385	391,463
5.15%, 5/22/45		2,700	2,740,918
5.75%, 1/24/22		4,480	5,168,666
Series D 6.00%, 6/15/20		135	153,912
HSBC Holdings PLC 4.00%, 3/30/22		6,500	6,831,097
HSBC USA, Inc. 2.75%, 8/07/20		490	490,780
ING Bank NV 3.75%, 3/07/17(a)		7,570	7,738,357
JPMorgan Chase & Co. 3.125%, 1/23/25		260	260,909
3.90%, 7/15/25		250	265,036
4.40%, 7/22/20		450	489,668
4.95%, 3/25/20		395	435,916
JPMorgan Chase Bank NA 6.00%, 7/05/17		300	316,474
KeyBank NA 2.35%, 3/08/19		250	252,266
Lloyds Banking Group PLC 4.582%, 12/10/25(a)		496	486,277

24	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Bank Ltd. 5.00%, 2/22/17(a)	U.S.$	607	$626,195
Manufacturers & Traders Trust Co. 6.625%, 12/04/17		9,586	10,344,904
Morgan Stanley 2.65%, 1/27/20		829	841,257
Series G 3.70%, 10/23/24		10,000	10,328,200
4.00%, 7/23/25		274	286,504
5.45%, 1/09/17		195	201,178
5.50%, 7/24/20-7/28/21		405	457,208
6.625%, 4/01/18		535	584,506
Murray Street Investment Trust I 4.647%, 3/09/17		765	786,497
National City Bank/Cleveland OH 5.80%, 6/07/17		4,925	5,157,864
Nationwide Building Society 2.35%, 1/21/20(a)		260	260,141
Nordea Bank AB 4.875%, 5/13/21(a)		8,365	9,060,893
Northgroup Preferred Capital Corp. 6.378%, 10/15/17(a)(c)		110	110,000
People’s United Bank NA 4.00%, 7/15/24		300	295,292
PNC Funding Corp. 5.125%, 2/08/20		50	55,706
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		4,630	4,601,062
Santander Holdings USA, Inc. 2.65%, 4/17/20		260	257,112
Santander Issuances SAU 5.179%, 11/19/25		11,200	10,823,131
Societe Generale SA 4.25%, 4/14/25(a)		560	539,081
5.75%, 4/20/16(a)		1,356	1,358,328
Standard Chartered PLC 6.409%, 1/30/17(a)(c)(f)		8,400	8,018,472
SunTrust Bank/Atlanta GA 7.25%, 3/15/18		250	274,278
Svenska Handelsbanken AB 2.875%, 4/04/17		8,000	8,129,200
Synchrony Financial 2.70%, 2/03/20		260	257,635
4.50%, 7/23/25		200	205,717
UBS AG/Stamford CT 7.625%, 8/17/22		3,671	4,204,506
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		6,217	6,226,910

AB GLOBAL BOND FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

US Bancorp 3.60%, 9/11/24	U.S.$	255	$268,718
US Bank NA/Cincinnati OH 1.45%, 1/29/18		500	503,067
Wells Fargo & Co. 4.10%, 6/03/26		500	524,774
Series G 4.30%, 7/22/27		250	265,261
Series M 3.45%, 2/13/23		205	210,232
Wells Fargo Bank NA 1.65%, 1/22/18		745	750,602
Zions BanCorporation 4.50%, 6/13/23		26	26,603

			238,052,500

Brokerage – 0.2%
Nomura Holdings, Inc. 2.00%, 9/13/16		8,480	8,505,364
TD Ameritrade Holding Corp. 2.95%, 4/01/22		260	265,374

			8,770,738

Finance – 0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		5,499	6,238,154
GE Capital International Funding, Co. 2.342%, 11/15/20(a)		556	569,589
4.418%, 11/15/35(a)		220	239,006
HSBC Finance Corp. 6.676%, 1/15/21		1,894	2,172,444

			9,219,193

Insurance – 1.1%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		5	5,096
Allstate Corp. (The) 3.15%, 6/15/23		350	359,826
6.125%, 5/15/37		125	121,875
American International Group, Inc. 6.82%, 11/15/37		418	521,281
Anthem, Inc. 3.30%, 1/15/23		15	15,165
3.50%, 8/15/24		250	253,020
Aon Corp. 8.205%, 1/01/27		155	196,075
Berkshire Hathaway, Inc. 1.125%, 3/16/27	EUR	100	108,183
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	2,205	2,302,481
Five Corners Funding Trust 4.419%, 11/15/23(a)		2,400	2,524,152

26	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)	U.S.$	109	$137,838
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		2,760	3,087,687
6.30%, 3/15/18		2,296	2,470,175
Humana, Inc. 7.20%, 6/15/18		15	16,677
Lincoln National Corp. 3.35%, 3/09/25		260	249,966
7.00%, 6/15/40		90	109,782
8.75%, 7/01/19		2,963	3,540,871
Markel Corp. 7.125%, 9/30/19		930	1,069,542
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		5	7,248
MetLife Capital Trust IV 7.875%, 12/15/37(a)		107	123,050
MetLife, Inc. 3.048%, 12/15/22		295	299,649
4.75%, 2/08/21		2,840	3,155,870
Series C 5.25%, 6/15/20(c)		7,331	7,005,687
Series D 4.368%, 9/15/23		485	530,296
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 6.25%, 5/26/42(a)	EUR	4,100	5,720,869
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,415	6,508,929
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)		250	250,276
Progressive Corp. (The) 6.70%, 6/15/37		255	243,206
Prudential Financial, Inc. 5.375%, 5/15/45		470	465,300
5.625%, 6/15/43		4,485	4,567,972
Torchmark Corp. 9.25%, 6/15/19		3,400	4,083,356
UnitedHealth Group, Inc. 1.40%, 10/15/17		400	401,529
3.875%, 10/15/20		285	308,459
XLIT Ltd. 5.50%, 3/31/45		5,340	5,123,548
5.75%, 10/01/21		135	153,579
Series E 6.50%, 4/15/17(c)		94	65,095

AB GLOBAL BOND FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ZFS Finance USA Trust V 6.50%, 5/09/37(a)	U.S.$	500	$491,250

			56,594,860

REITS – 0.1%
Alexandria Real Estate Equities, Inc. 2.75%, 1/15/20		213	212,610
Brixmor Operating Partnership LP 3.85%, 2/01/25		133	121,867
EPR Properties 7.75%, 7/15/20		3,569	4,133,548
Essex Portfolio LP 3.375%, 1/15/23		260	265,084
HCP, Inc. 6.70%, 1/30/18		35	37,689
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		1,838	1,857,404
Mid-America Apartments LP 3.75%, 6/15/24		100	101,478
Simon Property Group LP 2.20%, 2/01/19		298	302,494
Ventas Realty LP 3.50%, 2/01/25		90	88,444
4.125%, 1/15/26		200	205,372
Ventas Realty LP/Ventas Capital Corp. 2.70%, 4/01/20		150	151,025
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 9/17/24(a)		200	203,561
Welltower, Inc. 2.25%, 3/15/18		250	251,376
4.00%, 6/01/25		168	168,092
5.25%, 1/15/22		215	234,772

			8,334,816

			320,972,107

Utility – 1.3%
Electric – 0.8%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		300	371,408
CenterPoint Energy, Inc. 6.50%, 5/01/18		1,665	1,801,540
Constellation Energy Group, Inc. 5.15%, 12/01/20		809	896,326
Dominion Resources, Inc./VA 4.70%, 12/01/44		275	275,882
Duke Energy Corp. 2.10%, 6/15/18		395	396,888
Duke Energy Florida, Inc. 6.40%, 6/15/38		150	202,349

28	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EDP Finance BV 4.125%, 1/15/20(a)	U.S.$	4,240	$4,245,936
Empresa Nacional de Electricidad SA/Chile 4.25%, 4/15/24		100	103,417
Entergy Corp. 4.00%, 7/15/22		7,274	7,713,546
Exelon Corp. 3.95%, 6/15/25(a)		8,089	8,383,480
5.10%, 6/15/45(a)		150	162,772
5.625%, 6/15/35		55	62,038
Exelon Generation Co. LLC 2.95%, 1/15/20		137	137,882
Jersey Central Power & Light Co. 4.70%, 4/01/24(a)		152	162,928
Monongahela Power Co. 4.10%, 4/15/24(a)		3,231	3,452,078
Oncor Electric Delivery Co. LLC 7.00%, 5/01/32		175	227,295
Pacific Gas & Electric Co. 4.50%, 12/15/41		510	549,729
Southern Power Co. 4.15%, 12/01/25		163	167,951
TECO Finance, Inc. 5.15%, 3/15/20		2,970	3,229,260
Trans-Allegheny Interstate Line Co. 3.85%, 6/01/25(a)		5,339	5,507,638
Union Electric Co. 6.70%, 2/01/19		2,019	2,286,861
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	37,867

			40,375,071

Natural Gas – 0.5%
CenterPoint Energy Resources Corp. 4.50%, 1/15/21		1,460	1,553,266
Centrica PLC 4.00%, 10/16/23(a)		270	276,605
NiSource Finance Corp. 6.80%, 1/15/19		7,815	8,737,154
Sempra Energy 6.50%, 6/01/16		5,700	5,744,523
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	6,930,872

			23,242,420

			63,617,491

Total Corporates – Investment Grade (cost $951,841,754)			968,451,905

AB GLOBAL BOND FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.5%
Risk Share Floating Rate – 3.6%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933% (LIBOR 1 Month + 2.50%), 7/25/25(g)(h)	U.S.$	7,687	$7,592,965
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 7.583% (LIBOR 1 Month + 7.15%), 7/25/23(h)		5,330	6,054,486
Series 2013-DN2, Class M2 4.683% (LIBOR 1 Month + 4.25%), 11/25/23(h)		5,910	5,838,338
Series 2014-DN1, Class M1 1.433% (LIBOR 1 Month + 1.00%), 2/25/24(h)		2,066	2,065,100
Series 2014-DN1, Class M2 2.633% (LIBOR 1 Month + 2.20%), 2/25/24(h)		7,270	7,246,627
Series 2014-DN1, Class M3 4.933% (LIBOR 1 Month + 4.50%), 2/25/24(h)		4,290	4,222,410
Series 2014-DN3, Class M3 4.433% (LIBOR 1 Month + 4.00%), 8/25/24(h)		8,445	8,233,188
Series 2014-HQ2, Class M1 1.883% (LIBOR 1 Month + 1.45%), 9/25/24(h)		6,945	6,961,763
Series 2014-HQ2, Class M3 4.183% (LIBOR 1 Month + 3.75%), 9/25/24(h)		1,595	1,482,092
Series 2014-HQ3, Class M3 5.183% (LIBOR 1 Month + 4.75%), 10/25/24(h)		6,500	6,538,199
Series 2015-DNA2, Class M2 3.033% (LIBOR 1 Month + 2.60%), 12/25/27(h)		11,157	11,144,678
Series 2015-DNA3, Class M3 5.133% (LIBOR 1 Month + 4.70%), 4/25/28(h)		2,209	2,104,757
Series 2015-HQ1, Class M2 2.633% (LIBOR 1 Month + 2.20%), 3/25/25(h)		7,220	7,231,583
Series 2015-HQ1, Class M3 4.233% (LIBOR 1 Month + 3.80%), 3/25/25(h)		2,555	2,466,086

30	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-HQA1, Class M2 3.083% (LIBOR 1 Month + 2.65%), 3/25/28(h)	U.S.$	11,000	$10,971,915
Series 2015-HQA1, Class M3 5.133% (LIBOR 1 Month + 4.70%), 3/25/28(h)		2,080	1,982,993
Series 2015-HQA2, Class M3 5.233% (LIBOR 1 Month + 4.80%), 5/25/28(h)		1,364	1,299,473
Series 2016-DNA1, Class M2 3.333% (LIBOR 1 Month + 2.90%), 7/25/28(h)		3,076	3,091,775
Series 2016-HQA1, Class M3 6.791% (LIBOR 1 Month + 6.35%), 9/25/28(h)		4,984	5,156,517
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 5.683% (LIBOR 1 Month + 5.25%), 10/25/23(h)		1,500	1,555,182
Series 2014-C01, Class M2 4.833% (LIBOR 1 Month + 4.40%), 1/25/24(h)		2,563	2,556,070
Series 2014-C03, Class 1M1 1.633% (LIBOR 1 Month + 1.20%), 7/25/24(h)		1,841	1,835,690
Series 2014-C04, Class 1M1 2.383% (LIBOR 1 Month + 1.95%), 11/25/24(h)		5,050	5,074,625
Series 2014-C04, Class 1M2 5.333% (LIBOR 1 Month + 4.90%), 11/25/24(h)		12,425	12,486,552
Series 2015-C02, Class 2M2 4.433% (LIBOR 1 Month + 4.00%), 5/25/25(h)		7,045	6,854,331
Series 2015-C03, Class 1M1 1.933% (LIBOR 1 Month + 1.50%), 7/25/25(h)		4,789	4,786,078
Series 2015-C03, Class 1M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(h)		2,523	2,508,535
Series 2015-C03, Class 2M2 5.433% (LIBOR 1 Month + 5.00%), 7/25/25(h)		5,925	5,891,808
Series 2015-C04, Class 1M2 6.133% (LIBOR 1 Month + 5.70%), 4/25/28(h)		3,226	3,248,326

AB GLOBAL BOND FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 2M2 5.983% (LIBOR 1 Month + 5.55%), 4/25/28(h)	U.S.$	4,891	$4,876,677
Series 2016-C01, Class 1M2 7.183% (LIBOR 1 Month + 6.75%), 8/25/28(h)		7,881	8,415,890
Series 2016-C01, Class 2M2 7.383% (LIBOR 1 Month + 6.95%), 8/25/28(h)		3,391	3,613,232
Series 2016-C02, Class 1M2 6.435% (LIBOR 1 Month + 6.00%), 9/25/28(h)		10,558	10,772,314
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 5.933% (LIBOR 1 Month + 5.50%), 10/25/25(a)(h)		5,422	5,244,879

			181,405,134

Non-Agency Fixed Rate – 0.9%
Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		371	333,380
Series 2006-19CB, Class A24 6.00%, 8/25/36		238	216,311
Series 2006-24CB, Class A15 5.75%, 6/25/36		3,278	2,738,538
Series 2006-26CB, Class A6 6.25%, 9/25/36		243	203,453
Series 2006-26CB, Class A8 6.25%, 9/25/36		908	760,023
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		2,710	2,231,355
Series 2006-J1, Class 1A11 5.50%, 2/25/36		2,316	2,052,164
Series 2007-13, Class A2 6.00%, 6/25/47		3,962	3,134,531
Series 2007-15CB, Class A19 5.75%, 7/25/37		684	599,237
BCAP LLC Trust Series 2009-RR13, Class 17A3 6.004%, 4/26/37(a)		1,846	1,546,402
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		2,804	2,261,809
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		5,816	5,327,881

32	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-AR4, Class 1A1A 5.346%, 3/25/37	U.S.$	816	$723,353
Series 2010-3, Class 2A2 7.063%, 8/25/37(a)		1,652	1,441,648
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		2,591	2,365,698
Series 2007-3, Class A30 5.75%, 4/25/37		2,511	2,243,532
Series 2007-HY4, Class 1A1 2.746%, 9/25/47		1,220	1,089,217
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		386	283,848
Series 2010-13R, Class 1A2 5.50%, 12/26/35(a)		143	134,843
Series 2010-9R, Class 1A5 4.00%, 8/27/37(a)		2,158	2,104,876
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		2,029	1,737,641
First Horizon Alternative Mortgage Securities Trust Series 2006-AA5, Class A1 2.439%, 9/25/36		1,600	1,223,180
JPMorgan Mortgage Trust Series 2006-S4, Class A3 6.00%, 1/25/37		995	826,983
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		1,361	1,220,544
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		2,127	1,908,989
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.771%, 12/28/37		5,887	5,253,875
Series 2007-AR8, Class A1 2.813%, 11/25/37		2,329	2,044,850

			46,008,161

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.683% (LIBOR 1 Month + 0.25%), 4/25/37(h)		1,377	620,393

AB GLOBAL BOND FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Residential Accredit Loans, Inc. Trust Series 2006-QO6, Class A2 0.663% (LIBOR 1 Month + 0.23%), 6/25/46(h)	U.S.$	1,740	$717,343

			1,337,736

Total Collateralized Mortgage Obligations (cost $229,976,142)			228,751,031

CORPORATES – NON-INVESTMENT GRADE – 3.8%
Industrial – 2.4%
Basic – 0.1%
Freeport-McMoRan, Inc. 2.30%, 11/14/17		2,189	2,019,353
2.375%, 3/15/18		3,505	3,101,925
3.55%, 3/01/22		200	139,500
Novelis, Inc. 8.375%, 12/15/17		42	42,714

			5,303,492

Capital Goods – 0.3%
Loxam SAS 7.00%, 7/23/22(a)	EUR	1,434	1,702,566
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.75%, 10/15/20	U.S.$	4,280	4,392,350
Sealed Air Corp. 4.875%, 12/01/22(a)		1,538	1,599,520
5.125%, 12/01/24(a)		1,539	1,596,713
5.25%, 4/01/23(a)		2,979	3,150,292
5.50%, 9/15/25(a)		150	157,313

			12,598,754

Communications - Media – 0.2%
CCOH Safari LLC 5.75%, 2/15/26(a)		100	103,500
CSC Holdings LLC 8.625%, 2/15/19		737	810,700
Quebecor Media, Inc. 5.75%, 1/15/23		3,754	3,866,620
TEGNA, Inc. 4.875%, 9/15/21(a)		2,100	2,163,000
Virgin Media Secured Finance PLC 5.25%, 1/15/21		2,523	2,674,380
6.00%, 4/15/21(a)	GBP	794	1,186,885

			10,805,085

34	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
T-Mobile USA, Inc. 6.50%, 1/15/26	U.S.$	2,422	$2,515,852
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		4,645	4,389,525

			6,905,377

Consumer Cyclical - Automotive – 0.1%
ZF North America Capital, Inc. 4.00%, 4/29/20(a)		3,225	3,261,281

Consumer Cyclical - Other – 0.2%
Cirsa Funding Luxembourg SA 5.875%, 5/15/23(a)	EUR	2,072	2,297,017
International Game Technology PLC 4.75%, 2/15/23(a)		4,080	4,700,665
6.50%, 2/15/25(a)	U.S.$	3,090	3,059,100
PulteGroup, Inc. 6.375%, 5/15/33		26	26,520
7.875%, 6/15/32		11	12,457

			10,095,759

Consumer Cyclical - Restaurants – 0.1%
Stonegate Pub Co. Financing PLC 5.75%, 4/15/19(a)	GBP	1,822	2,616,847

Consumer Cyclical - Retailers – 0.1%
Dufry Finance SCA 4.50%, 8/01/23(a)	EUR	2,452	2,926,150
Sally Holdings LLC/Sally Capital, Inc. 5.625%, 12/01/25	U.S.$	3,854	4,104,510

			7,030,660

Consumer Non-Cyclical – 0.5%
Boparan Finance PLC 4.375%, 7/15/21(a)	EUR	985	1,059,186
5.25%, 7/15/19(a)	GBP	1,306	1,828,849
5.50%, 7/15/21(a)		3,500	4,649,859
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	100	94,750
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		4,459	4,197,034
HCA, Inc. 4.25%, 10/15/19		76	78,327
LifePoint Health, Inc. 5.875%, 12/01/23		89	93,005
Smithfield Foods, Inc. 5.875%, 8/01/21(a)		6,091	6,304,185

AB GLOBAL BOND FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	2,410	$2,898,652
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(a)		4,350	3,638,151
6.125%, 4/15/25(a)	U.S.$	60	46,350
6.75%, 8/15/18(a)		50	45,375

			24,933,723

Energy – 0.3%
California Resources Corp. 5.50%, 9/15/21		363	79,860
8.00%, 12/15/22(a)		972	374,220
Cenovus Energy, Inc. 3.00%, 8/15/22		497	441,887
5.70%, 10/15/19		2,684	2,693,442
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		85	55,963
Ensco PLC 5.20%, 3/15/25		210	117,600
Golden Energy Offshore Services AS 8.31% (NIBOR 3 Month + 7.25%), 5/28/17(g)(h)	NOK	30,898	746,811
Noble Holding International Ltd. 5.00%, 3/16/18	U.S.$	105	97,532
SandRidge Energy, Inc. 7.50%, 2/15/23		1,894	92,333
SM Energy Co. 5.00%, 1/15/24		1,715	1,187,106
6.50%, 1/01/23		305	215,025
Southern Star Central Corp. 5.125%, 7/15/22(a)		5,000	4,600,000
Southwestern Energy Co. 4.10%, 3/15/22		2,130	1,416,450
Transocean, Inc. 6.50%, 11/15/20		110	77,000
7.125%, 12/15/21(i)		5,000	3,375,000

			15,570,229

Technology – 0.1%
Zayo Group LLC/Zayo Capital, Inc. Zero Coupon, 5/15/25(a)		6,397	6,253,707

Transportation - Airlines – 0.1%
Air Canada 7.625%, 10/01/19(a)	CAD	5,000	4,042,348

Transportation - Services – 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.875%, 11/15/17	U.S.$	140	141,750

36	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	3,715	$4,417,527
Hertz Corp. (The) 6.75%, 4/15/19	U.S.$	4,843	4,913,175

			9,472,452

			118,889,714

Financial Institutions – 1.3%
Banking – 1.2%
Ally Financial, Inc. 2.75%, 1/30/17		149	148,255
Bank of America Corp. Series DD 6.30%, 3/10/26(c)		250	257,500
Series M 8.125%, 5/15/18(c)		145	142,825
Barclays Bank PLC 6.86%, 6/15/32(a)(c)		1,118	1,285,700
7.434%, 12/15/17(a)(c)		180	188,100
7.625%, 11/21/22		1,281	1,377,075
7.75%, 4/10/23		3,360	3,528,000
Citigroup, Inc. Series P 5.95%, 5/15/25(c)		4,225	4,056,000
Countrywide Capital III Series B 8.05%, 6/15/27		107	132,945
Credit Agricole SA 6.637%, 5/31/17(a)(c)		190	186,200
8.125%, 12/23/25(a)(c)		2,617	2,632,833
8.375%, 10/13/19(a)(c)		175	192,972
Danske Bank A/S 5.684%, 2/15/17(c)	GBP	3,580	5,170,517
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	4,696	5,343,578
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	8,032	7,521,510
Lloyds Banking Group PLC 6.657%, 5/21/37(a)(c)		129	140,610
7.50%, 6/27/24(c)		2,630	2,603,437
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(c)		4,400	4,273,500
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,129	1,196,740
Societe Generale SA 5.922%, 4/05/17(a)(c)		4,800	4,752,000
8.00%, 9/29/25(a)(c)		6,500	6,305,000

AB GLOBAL BOND FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)	U.S.$	8,552	$8,823,783

			60,259,080

Finance – 0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		3,916	4,038,375
Navient Corp. 8.00%, 3/25/20		410	407,950

			4,446,325

Other Finance – 0.0%
iPayment, Inc. 9.50%, 12/15/19(a)		190	197,576
Series AI 9.50%, 12/15/19		2,180	2,272,167

			2,469,743

			67,175,148

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
NOVA Chemicals Corp. 5.00%, 5/01/25(a)		63	61,268
5.25%, 8/01/23(a)		3,890	3,802,475

			3,863,743

Utility – 0.0%
Electric – 0.0%
AES Corp./VA 7.375%, 7/01/21		135	151,200
FirstEnergy Transmission LLC 4.35%, 1/15/25(a)		250	260,613

			411,813

Total Corporates – Non-Investment Grade (cost $199,668,786)			190,340,418

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.1%
Non-Agency Fixed Rate CMBS – 2.1%
225 Liberty Street Trust Series 2016-225L 4.648%, 2/10/36(a)		11,986	10,585,453
Banc of America Commercial Mortgage Trust Series 2006-5, Class A4 5.414%, 9/10/47		44	44,597
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		6,038	6,008,987

38	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)	U.S.$	8,400	$8,571,024
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 6.085%, 3/15/49		50	49,948
Series 2006-C4, Class A3 6.085%, 3/15/49		133	132,398
Series 2007-C6, Class A4 5.705%, 12/10/49		14,000	14,432,190
Series 2013-GC17, Class D 5.105%, 11/10/46(a)		2,783	2,426,877
Series 2014-GC21, Class D 4.836%, 5/10/47(a)		425	344,567
Series 2014-GC23, Class D 4.507%, 7/10/47(a)		2,196	1,807,409
Commercial Mortgage Trust Series 2006-C8, Class A4 5.306%, 12/10/46		2,020	2,044,827
Series 2007-GG9, Class A4 5.444%, 3/10/39		5,514	5,627,615
Series 2007-GG9, Class AM 5.475%, 3/10/39		3,619	3,673,976
Series 2013-CR6, Class A2 2.122%, 3/10/46		80	80,568
Series 2013-CR6, Class D 4.172%, 3/10/46(a)		7,385	6,728,096
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		3,448	3,396,493
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.699%, 6/15/39		5,254	5,314,599
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.794%, 8/10/45		2,098	2,160,782
Series 2011-GC5, Class D 5.316%, 8/10/44(a)		1,000	1,009,398
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		4,825	4,953,937
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		3,140	3,152,962
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		72	73,135
Series 2011-C5, Class D 5.323%, 8/15/46(a)		2,000	2,087,682
Series 2012-CBX, Class E 5.22%, 6/15/45(a)		4,544	4,372,589

AB GLOBAL BOND FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.669%, 11/15/48	U.S.$	3,145	$2,685,647
LB-UBS Commercial Mortgage Trust Series 2007-C2, Class AM 5.493%, 2/15/40		3,757	3,816,011
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		24	23,963
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		41	41,767
Series 2006-4, Class AJ 5.239%, 12/12/49		4,479	4,356,002
Series 2007-9, Class A4 5.70%, 9/12/49		62	64,690
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		15	15,574
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 4.874%, 8/15/45(a)		1,600	1,532,504
Series 2013-C14, Class A5 3.337%, 6/15/46		40	42,123
Series 2013-C18, Class D 4.668%, 12/15/46(a)		3,000	2,682,497

			104,340,887

Non-Agency Floating Rate CMBS – 0.8%
Citigroup Commercial Mortgage Trust 2015-SHP2 Series 2015-SHP2, Class E 4.787% (LIBOR 1 Month + 4.35%), 7/15/27(a)(h)		2,315	2,150,005
Commercial Mortgage Trust Series 2014-SAVA, Class A 1.587% (LIBOR 1 Month + 1.15%), 6/15/34(a)(h)		2,997	2,957,578
Great Wolf Trust Series 2015-WOLF, Class A 1.886% (LIBOR 1 Month + 1.45%), 5/15/34(a)(h)		9,773	9,612,740
H/2 Asset Funding NRE Series 2015-1A 2.863%, 6/24/49(a)(h)		8,356	8,293,337

40	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust 2015-XLF2 Series 2015-XLF2, Class AFSD 4.093% (LIBOR 1 Month + 3.66%), 8/15/26(a)(h)	U.S.$	6,800	$6,473,365
Series 2015-XLF2, Class SNMD 2.169% (LIBOR 1 Month + 1.73%), 11/15/26(g)(h)		5,700	5,019,503
PFP III Ltd. Series 2014-1, Class A 1.606% (LIBOR 1 Month + 1.17%), 6/14/31(a)(h)		66	65,939
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.491% (LIBOR 1 Month + 1.05%), 4/15/32(a)(h)		2,498	2,437,459
Starwood Retail Property Trust Series 2014-STAR, Class A 1.656% (LIBOR 1 Month + 1.22%), 11/15/27(a)(h)		6,765	6,612,669

			43,622,595

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		10,273	11,062,275

Total Commercial Mortgage-Backed Securities (cost $161,868,138)			159,025,757

COVERED BONDS – 2.7%
Abbey National Treasury Services PLC/United Kingdom 1.625%, 11/26/20(a)	EUR	8,950	10,842,440
4.25%, 4/12/21(a)		8,100	11,061,383
Banca Popolare di Milano Scarl 0.875%, 9/14/22(a)		6,765	7,779,814
Banco de Sabadell SA 0.875%, 11/12/21(a)		2,500	2,895,432
Banco Popolare SC 0.75%, 3/31/22(a)		100	114,262
Bank of Nova Scotia (The) 0.75%, 9/17/21(a)		9,465	11,067,826
Bankinter SA 1.00%, 2/05/25(a)		1,900	2,194,834
BPCE SFH SA 1.00%, 2/24/25(a)		8,800	10,396,346

AB GLOBAL BOND FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Caisse Francaise de Financement Local 3.50%, 9/16/16	EUR	2,600	$3,006,900
CaixaBank SA Series 27 Zero Coupon (EURIBOR 3 Month + 0.08%), 1/09/18(h)		2,600	2,948,070
Credit Agricole Home Loan SFH SA 2.875%, 9/09/16(a)		5,300	6,109,000
Danske Bank A/S 4.125%, 11/26/19		2,350	3,077,303
1.25%, 6/11/21		9,195	11,050,445
National Australia Bank Ltd. 1.375%, 5/28/21(a)		8,427	10,130,339
National Bank of Canada 1.50%, 3/25/21(a)		7,599	9,208,942
Nationwide Building Society 4.625%, 2/08/21(a)		4,879	6,733,751
Royal Bank of Canada 1.625%, 8/04/20(a)		8,910	10,801,921
Societe Generale SFH SA 3.25%, 6/06/16(a)		4,000	4,578,095
1.00%, 12/19/17		100	116,000
Swedbank Hypotek AB 1.125%, 5/21/21		9,200	10,998,070

Total Covered Bonds (cost $132,263,586)			135,111,173

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 1.7%
Canada – 1.7%
Province of Ontario Canada 2.40%, 6/02/26	CAD	14,705	11,422,742
2.60%, 6/02/25		41,498	33,061,644
Province of Quebec Canada 2.75%, 9/01/25		51,720	41,658,345

Total Local Governments – Provincial Bonds (cost $83,634,306)			86,142,731

GOVERNMENTS – SOVEREIGN AGENCIES – 1.7%
Governments - Sovereign Agencies – 1.7%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17	U.S.$	5	5,175
Eksportfinans ASA 2.375%, 5/25/16		5,271	5,275,059

42	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kreditanstalt fuer Wiederaufbau 3.875%, 1/21/19	EUR	22,100	$28,136,380
Petrobras Global Finance BV 4.75%, 1/14/25		2,325	1,901,424
FMS Wertmanagement AoeR 3.00%, 8/03/18(a)		3,500	4,288,470
1.125%, 9/03/18(a)		10,800	12,708,385
OCP SA 5.625%, 4/25/24(a)	U.S.$	1,784	1,855,003
Ecopetrol SA 5.875%, 9/18/23-5/28/45		3,395	2,699,261
Oleoducto Central SA 4.00%, 5/07/21(a)		3,210	3,021,412
Royal Bank of Scotland Group PLC 6.10%, 6/10/23		4,150	4,250,621
Ecopetrol SA 7.375%, 9/18/43		2,700	2,470,500
FMS Wertmanagement AoeR 3.375%, 6/17/21	EUR	1,500	2,015,090
Canada Housing Trust No. 1 1.70%, 12/15/17(a)	CAD	20,040	15,685,746

Total Governments – Sovereign Agencies (cost $93,872,959)			84,312,526

MORTGAGE PASS-THROUGHS – 1.7%
Agency Fixed Rate 30-Year – 1.4%
Federal National Mortgage Association 3.50%, 7/01/43	U.S.$	130	138,155
Series 2005 5.50%, 2/01/35		32	35,861
5.50%, 9/01/36-5/01/38		4,390	4,944,856
Series 2007 5.50%, 9/01/36-8/01/37		39	43,798
Series 2008 5.50%, 3/01/37		10	11,480
5.00%, 12/01/39		34	37,286
4.00%, 12/01/44		19,546	21,265,688
Government National Mortgage Association 3.50%, 4/01/46, TBA		39,800	42,076,063

			68,553,187

Other Agency Fixed Rate Programs – 0.3%
Canadian Mortgage Pools 6.125%, 12/15/24	CAD	15,978	15,321,781

Total Mortgage Pass-Throughs (cost $82,422,496)			83,874,968

AB GLOBAL BOND FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 1.6%
United States – 1.6%
U.S. Treasury Inflation Index 0.125%, 4/15/19 (TIPS) (cost $81,133,038)	U.S.$	79,955	$81,680,515

EMERGING MARKETS – TREASURIES – 1.3%
Brazil – 1.3%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	4,263	3,143,435
Series F 10.00%, 1/01/17		50,000	13,557,024
Series NTNB 6.00%, 5/15/55		9,109	6,720,669
Series NTNF 10.00%, 1/01/27		174,122	39,848,425

Total Emerging Markets – Treasuries (cost $68,616,697)			63,269,553

WHOLE LOAN TRUSTS – 0.8%
Performing Asset – 0.8%
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(j)(k)	U.S.$	1,586	1,586,129
16.00%, 1/01/21(j)(k)	MXN	83,500	4,832,973
AlphaCredit Capital, SA de CV 17.25%, 7/19/19(j)(k)		28,226	1,633,745
Cara Aircraft Leasing 28548, Inc. 8.00%, 12/02/19(j)(k)	U.S.$	450	450,147
Cara Aircraft Leasing 28563, Inc. 8.00%, 6/11/19(j)(k)		867	867,152
Cara Aircraft Leasing 28868, Inc. 8.00%, 12/02/19(j)(k)		522	522,148
Deutsche Bank Mexico SA 8.00%, 10/31/34(d)(j)(k)	MXN	45,599	1,886,561
8.00%, 10/31/34(j)(k)		60,974	2,522,639
Flexpath Wh I LLC Series B 11.00%, 4/01/21(j)(k)	U.S.$	2,421	2,367,017
Recife Funding Zero Coupon, 11/05/29(j)(k)		5,532	5,779,787
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(j)(k)		6,425	6,148,224
Sheridan Consumer Finance Trust 10.86%, 3/01/21(h)(j)(k)		11,885	11,271,963

Total Whole Loan Trusts (cost $42,195,400)			39,868,485

44	• AB GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
China – 0.2%
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)	U.S.$	8,049	$8,785,548

Indonesia – 0.2%
Pertamina Persero PT 6.00%, 5/03/42(a)		8,000	7,320,000
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	4,179,271

			11,499,271

Mexico – 0.3%
Petroleos Mexicanos 4.875%, 1/24/22-1/18/24		8,225	8,065,313
5.50%, 6/27/44		14	11,633
5.625%, 1/23/46		10,066	8,459,466

			16,536,412

Total Quasi-Sovereigns (cost $38,071,726)			36,821,231

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.5%
United States – 0.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47		2,810	2,647,610
Golden State Tobacco Securitization Corp. Series 2007A-1 5.125%, 6/01/47		1,860	1,709,861
State of California Series 2010 7.625%, 3/01/40		30	45,911
7.95%, 3/01/36		10,685	12,928,530
State of Illinois Series 2010 7.35%, 7/01/35		4,440	4,850,966
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		3,400	4,147,796
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41		785	703,313

Total Local Governments – Municipal Bonds (cost $23,141,942)			27,033,987

AB GLOBAL BOND FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Basic – 0.0%
Elementia SAB de CV 5.50%, 1/15/25(a)	U.S.$	1,972	$1,944,885

Capital Goods – 0.3%
Cemex SAB de CV 7.25%, 1/15/21(a)		2,314	2,406,560
Embraer SA 5.15%, 6/15/22		340	321,300
Ferreycorp SAA 4.875%, 4/26/20(a)		1,007	987,466
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		2,075	2,147,625
Grupo KUO SAB de CV 6.25%, 12/04/22(a)		953	936,323
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)		8,945	3,935,800
5.25%, 6/27/29(a)		2,996	1,250,830
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		1,416	1,458,480

			13,444,384

Communications - Telecommunications – 0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)		2,500	2,337,500

Consumer Cyclical - Retailers – 0.1%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		6,500	6,613,750

Consumer Non-Cyclical – 0.0%
Cosan Luxembourg SA 5.00%, 3/14/23(a)		1,192	1,048,960
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(g)(l)		4,300	156,950

			1,205,910

Total Emerging Markets – Corporate Bonds (cost $35,856,847)			25,546,429

46	• AB GLOBAL BOND FUND

Portfolio of Investments

		Shares		U.S. $ Value

COMMON STOCKS – 0.4%
Financials – 0.4%
Diversified Financial Services – 0.0%
iPayment, Inc.(m)		136,431		$450,222

Insurance – 0.4%
Mt. Logan Re Ltd. (Preference Shares)(m)(n)(o)		18,626		18,853,042

Total Common Stocks (cost $18,967,078)				19,303,264

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Indonesia – 0.3%
Indonesia Government International Bond 4.125%, 1/15/25(a)	U.S.$	12,500		12,556,688
5.875%, 1/15/24(a)		3,143		3,529,614

Total Governments – Sovereign Bonds (cost $15,816,491)				16,086,302

ASSET-BACKED SECURITIES – 0.3%
Other ABS - Fixed Rate – 0.2%
Atlas 2014-1 Limited Series 2014-1 6.875%, 12/15/39		2,563		2,511,348
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)		3,648		3,665,262
Series 2014-2A, Class C 3.869%, 10/15/49(a)		3,008		3,002,163

				9,178,773

Autos - Fixed Rate – 0.1%
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3 0.92%, 4/09/18		12		12,205
Fifth Third Auto Trust Series 2013-A, Class A3 0.61%, 9/15/17		6		6,257
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)		– 0	–**	459
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(a)		5,067		4,924,463

AB GLOBAL BOND FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Santander Drive Auto Receivables Trust Series 2013-3, Class C 1.81%, 4/15/19	U.S.$	40	$40,089

			4,983,473

Credit Cards - Fixed Rate – 0.0%
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		30	30,127

Total Asset-Backed Securities (cost $14,269,286)			14,192,373

EMERGING MARKETS – SOVEREIGNS – 0.2%
Ghana – 0.2%
Ghana Government International Bond 7.875%, 8/07/23(a)		7,960	6,308,300
8.50%, 10/04/17(a)		696	685,212
10.75%, 10/14/30(a)		3,773	3,706,972

Total Emerging Markets – Sovereigns (cost $10,748,743)			10,700,484

		Shares
PREFERRED STOCKS – 0.1%
Industrial – 0.1%
Consumer Non-Cyclical – 0.1%
Ventas Realty LP/Ventas Capital Corp. 5.45%		227,075	6,024,595

Financial Institutions – 0.0%
REITS – 0.0%
Sabra Health Care REIT, Inc. Series A 7.125%		23,875	612,370
Welltower, Inc. 6.50%		5,625	147,431

			759,801

Total Preferred Stocks (cost $6,404,813)			6,784,396

		Principal Amount (000)
BANK LOANS – 0.1%
Industrial – 0.1%
Basic – 0.0%
FMG Resources (August 2006) Pty LTD (FMG America Finance, Inc.) 4.25% (LIBOR 3 Month + 3.25%), 6/30/19(h)	U.S.$	1,858	1,564,934

48	• AB GLOBAL BOND FUND

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Burlington Coat Factory Warehouse Corporation 4.25% (LIBOR 3 Month + 3.25%), 8/13/21(h)		U.S.$	773	$772,523
Harbor Freight Tools USA, Inc. 4.75% (LIBOR 3 Month + 3.75%), 7/26/19(h)			859	859,585

				1,632,108

Other Industrial – 0.0%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20(h)			1,609	1,463,963

Technology – 0.0%
Avaya Inc. 5.12% (LIBOR 3 Month + 4.50%), 10/26/17(h)			103	82,562

Total Bank Loans (cost $5,178,830)				4,743,567

			Shares
INVESTMENT COMPANIES – 0.0%
Funds and Investment Trusts – 0.0%
OCL Opportunities Fund II(j)(k)(m)# (cost $1,305,477)			10,047	1,597,383

			Principal Amount (000)
AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.25%, 5/15/29	U.S.$		95	135,491
6.625%, 11/15/30			150	222,921
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20			225	210,801

Total Agencies (cost $515,396)				569,213

SHORT-TERM INVESTMENTS – 10.4%
Time Deposits – 4.0%
ANZ, London 0.08%, 4/01/16		GBP	2,467	3,542,703
BBH, Grand Cayman (0.512)%, 4/01/16		EUR	4,957	5,640,745

AB GLOBAL BOND FUND •	49

Portfolio of Investments

		Principal Amount (000)		U.S. $ Value

0.05%, 4/01/16	SGD	226		$167,983
0.102%, 4/01/16	NOK	– 0	–**	1
0.948%, 4/01/16	AUD	– 0	–**	– 0	–^
1.15%, 4/01/16	NZD	– 0	–**	3
6.48%, 4/01/16	ZAR	15		1,023
BTMU, Grand Cayman (0.31)%, 4/01/16	JPY	3,169,099		28,158,506
Royal Bank of Canada, Toronto 0.05%, 4/01/16	CAD	1,118		860,513
Sumitomo, Tokyo (0.31)%, 4/01/16	JPY	17,680,934		157,101,021
0.14%, 4/01/16	U.S.$	6,852		6,851,943
Wells Fargo, Grand Cayman (1.565)%, 4/01/16	CHF	40		42,046

Total Time Deposits (cost $201,005,484)				202,366,487

Governments – Treasuries – 3.7%
Japan – 3.7%
Japan Treasury Bills Series 597 Zero Coupon, 6/27/16 (cost $183,354,149)	JPY	20,780,000		184,681,569

		Shares
Investment Companies – 2.4%
AB Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.42%(p)(q) (cost $122,226,195)		122,226,195		122,226,195

		Principal Amount (000)
CORPORATES – INVESTMENT GRADE – 0.3%
Financial Institutions – 0.3%
Finance – 0.3%
GE Capital International Funding, Co. 0.964%, 4/15/16(a) (cost $13,008,692)	U.S.$	13,041		13,041,717

Total Short-Term Investments (cost $519,594,520)				522,315,968

Total Investments – 106.5% (cost $5,254,865,739)				5,377,796,893
Other assets less liabilities – (6.5)%				(329,683,823)

Net Assets – 100.0%				$5,048,113,070

50	• AB GLOBAL BOND FUND

Portfolio of Investments

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr (CBT) Futures	311	June 2016	$40,460,922	$40,551,484	$90,562
U.S. Ultra Bond (CBT) Futures	25	June 2016	4,348,047	4,313,281	(34,766)
UK Long Gilt Bond Futures	901	June 2016	156,516,617	156,866,100	349,483

Sold Contracts
10 Yr Mini JGB Futures	1,157	June 2016	155,593,656	155,736,754	(143,098)
Canada 10 Yr Bond Futures	585	June 2016	63,918,560	63,547,103	371,457
Euro Buxl 30 Yr Bond Futures	291	June 2016	54,291,893	55,808,463	(1,516,570)
Euro-BOBL Futures	708	June 2016	105,977,016	105,618,509	358,507
Euro-Bund Futures	124	June 2016	23,010,499	23,044,386	(33,887)
U.S. Long Bond (CBT) Futures	368	June 2016	60,841,264	60,513,000	328,264

					$(230,048)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	KRW	60,067,417	USD	49,848	4/08/16	$(2,620,003)
Australia and New Zealand Banking Group Ltd.	TWD	1,772,528	USD	54,289	5/20/16	(857,340)
Bank of America, NA	EUR	3,646	USD	4,132	5/13/16	(21,806)
BNP Paribas SA	USD	46,594	NOK	402,580	4/06/16	2,057,833
BNP Paribas SA	GBP	316,441	USD	449,083	5/12/16	(5,455,476)
BNP Paribas SA	EUR	895,741	USD	972,360	5/13/16	(48,114,858)
BNP Paribas SA	AUD	368,937	USD	273,669	6/10/16	(8,238,909)
BNP Paribas SA	USD	367	ARS	6,378	1/26/17	(15,919)
BNP Paribas SA	USD	367	ARS	6,414	1/31/17	(14,924)
BNP Paribas SA	USD	367	ARS	6,451	2/03/17	(13,528)
BNP Paribas SA	USD	1,475	ARS	25,996	2/13/17	(60,589)
BNP Paribas SA	USD	1,113	ARS	19,716	2/16/17	(42,009)
BNP Paribas SA	USD	742	ARS	13,206	2/17/17	(25,059)
BNP Paribas SA	USD	2,226	ARS	40,062	2/21/17	(55,987)
BNP Paribas SA	USD	371	ARS	6,751	2/23/17	(5,731)
BNP Paribas SA	USD	707	ARS	12,942	2/24/17	(7,500)
BNP Paribas SA	USD	386	ARS	7,171	2/27/17	1,502
BNP Paribas SA	USD	202	ARS	3,793	2/28/17	2,309
BNP Paribas SA	USD	202	ARS	3,844	3/01/17	4,920
BNP Paribas SA	USD	223	ARS	4,342	3/02/17	11,284
Brown Brothers Harriman & Co.	SEK	41	USD	5	4/06/16	(135)

AB GLOBAL BOND FUND •	51

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	MXN	870,243	USD	47,933	4/14/16	$(2,385,062)
Brown Brothers Harriman & Co.	EUR	13,406	USD	14,743	5/13/16	(529,637)
Citibank, NA	USD	35,760	RUB	2,677,242	4/07/16	4,055,771
Citibank, NA	EUR	28,357	USD	31,799	5/13/16	(507,261)
Credit Suisse International	NOK	409,370	SEK	407,979	4/06/16	785,794
Credit Suisse International	GBP	29,478	USD	42,208	5/12/16	(133,971)
Credit Suisse International	EUR	52,424	USD	58,277	5/13/16	(1,447,675)
Credit Suisse International	SEK	415,219	EUR	44,823	5/13/16	(154,422)
Goldman Sachs Bank USA	BRL	134,187	USD	37,705	4/04/16	385,367
Goldman Sachs Bank USA	USD	34,138	BRL	134,187	4/04/16	3,180,746
Goldman Sachs Bank USA	CAD	268,885	USD	196,360	4/08/16	(10,675,807)
Goldman Sachs Bank USA	BRL	145,402	USD	39,406	5/03/16	(710,178)
Goldman Sachs Bank USA	EUR	5,600	USD	6,311	5/13/16	(69,351)
Goldman Sachs Bank USA	JPY	63,585,515	USD	571,227	5/20/16	5,498,999
Goldman Sachs Bank USA	TWD	335,801	USD	10,160	6/21/16	(286,983)
Goldman Sachs Bank USA	BRL	50,000	USD	10,873	1/04/17	(1,991,458)
HSBC Bank USA	BRL	34,660	USD	8,695	4/04/16	(944,216)
HSBC Bank USA	USD	9,739	BRL	34,660	4/04/16	(99,540)
HSBC Bank USA	USD	48,382	KRW	60,124,210	4/08/16	4,136,172
HSBC Bank USA	MXN	984,451	USD	54,058	4/14/16	(2,863,320)
HSBC Bank USA	USD	46,929	JPY	5,307,283	5/20/16	290,383
HSBC Bank USA	USD	36,853	TRY	107,270	5/25/16	672,730
JPMorgan Chase Bank	CAD	135,875	USD	101,437	4/08/16	(3,183,435)
JPMorgan Chase Bank	JPY	1,039,471	USD	9,249	5/20/16	1,119
Royal Bank of Scotland PLC	EUR	28,408	USD	32,390	5/13/16	25,789
Royal Bank of Scotland PLC	EUR	3,190	USD	3,475	5/13/16	(159,181)
Standard Chartered Bank	BRL	99,527	USD	27,554	4/04/16	(125,294)
Standard Chartered Bank	USD	27,966	BRL	99,527	4/04/16	(285,827)
Standard Chartered Bank	SEK	91,921	USD	10,816	4/06/16	(507,053)
Standard Chartered Bank	SGD	133,404	USD	94,491	4/08/16	(4,483,925)
Standard Chartered Bank	USD	27,372	BRL	99,527	5/03/16	87,753
Standard Chartered Bank	TWD	2,686,339	USD	81,491	6/21/16	(2,079,336)

						$(77,974,234)

52	• AB GLOBAL BOND FUND

Portfolio of Investments

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price	Expiration Date	Contracts (000)	Premiums Received	U.S. $ Value
Put – PLN vs. EUR	PLN 4.388	4/11/16	$382,713	$298,960	$(21,848)
Put – SEK vs. EUR	SEK 9.460	4/13/16	817,202	265,303	(21,441)

				$564,263	$(43,289)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	3.13%	$	19,478	$(1,271,907)	$(265,643)
iTraxx Europe Crossover Series 25, 5 Year Index, 6/20/21*	(5.00)	3.04	EUR	40,550	(4,268,118)	(493,180)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)iTraxx Europe Crossover Series 23, 5 Year Index, 6/20/20*	5.00	3.25		13,321	1,036,181	57,337

					$(4,503,844)	$(701,486)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME)	GBP	164,000	5/21/18	6 Month LIBOR	0.78%	$(128,504)
Citigroup Global Markets, Inc./(CME)	$	339,200	8/08/18	1.56%	3 Month LIBOR	(5,703,765)
Citigroup Global Markets, Inc./(CME)	GBP	164,000	2/20/19	0.88%	6 Month LIBOR	79,426
Citigroup Global Markets, Inc./(CME)	$	1,000	3/17/21	3 Month LIBOR	1.40%	11,337
Citigroup Global Markets, Inc./(CME)		145,430	8/08/23	3 Month LIBOR	2.82%	14,779,190
Citigroup Global Markets, Inc./(CME)		58,500	11/09/25	2.13%	3 Month LIBOR	(3,156,441)
Citigroup Global Markets, Inc./(LCH)		75,000	12/23/23	2.99%	3 Month LIBOR	(9,090,289)

AB GLOBAL BOND FUND •	53

Portfolio of Investments

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH)	$38,000	1/13/24	3.07%	3 Month LIBOR	$(4,754,343)
Morgan Stanley & Co. LLC/(CME)	150	5/05/45	3 Month LIBOR	2.57%	16,375
Morgan Stanley & Co. LLC/(CME)	100	7/16/45	3 Month LIBOR	3.02%	21,005

					$(7,926,009)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
Federative Republic of Brazil, 4.250%, 1/7/25, 6/20/18*	(1.00)%	1.59%	$38,560	$481,938	$585,266	$(103,328)
Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515% 5/22/18, 6/20/20*	5.00	7.52	950	(80,203)	35,439	(115,642)
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	2.55	950	93,164	63,293	29,871
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.22	5,029	(557,711)	(85,508)	(472,203)
Citibank, NA
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.22	4,994	(555,216)	(87,624)	(467,592)
Nabors Industries, Inc., 6.150% 2/15/18, 6/20/20*	1.00	4.98	950	(138,638)	(96,170)	(42,468)
Safeway, Inc., 7.250% 2/1/31, 6/20/20*	1.00	1.81	950	(30,759)	(70,115)	39,356
Staples, Inc., 2.750% 1/12/18, 6/20/20*	1.00	1.81	950	(30,867)	(34,191)	3,324
Weatherford International, LLC, 4.500% 4/15/22, 6/20/20*	1.00	6.11	950	(171,984)	(74,489)	(97,495)
Credit Suisse International Avon Products, Inc., 6.500% 3/1/19, 6/20/20*	1.00	8.23	950	(239,147)	(148,565)	(90,582)

54	• AB GLOBAL BOND FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at March 31, 2016	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	7.22%	$6,500	$(719,940)	$82,403	$(802,343)
Freeport-Mcmoran, Inc., 3.550% 3/1/22, 6/20/20*	1.00	10.49	950	(296,531)	(60,885)	(235,646)
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	945	3,558	(8,235)	11,793
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	382	1,437	(3,324)	4,761
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	385	1,450	(3,355)	4,805
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.89	555	2,087	(4,336)	6,423
Teck Resources Ltd., 3.150% 1/15/17, 6/20/20*	1.00	12.05	950	(334,182)	(64,732)	(269,450)
Transocean, Inc., 7.375% 4/15/18, 6/20/20*	1.00	14.94	950	(392,476)	(181,341)	(211,135)
Goldman Sachs International CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.22	9,988	(1,110,433)	(164,422)	(946,011)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	7.22	9,989	(1,110,545)	(186,126)	(924,419)
Federative Republic of Brazil, 4.250%, 1/7/25, 6/20/21*	1.00	3.50	17,735	(2,089,706)	(2,164,107)	74,401

				$(7,274,704)	$(2,671,124)	$(4,603,580)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2016
Barclays Capital, Inc.†	(1.50	)%*	—	$3,051,289
Barclays Capital, Inc.†	(1.00	)%*	—	628,542
Barclays Capital, Inc.†	1.50%		—	1,937,903

				$5,617,734

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2016

*	Interest payment due from counterparty.

AB GLOBAL BOND FUND •	55

Portfolio of Investments

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Investment Grade	$5,617,734	$	– 0	–	$	– 0	–	$	– 0	–	$5,617,734

^	Less than $0.50.

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2016, the aggregate market value of these securities amounted to $1,864,402,122 or 36.9% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Variable rate coupon, rate shown as of March 31, 2016.

(e)	When-Issued or delayed delivery security.

(f)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.26% of net assets as of March 31, 2016, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.933%, 7/25/25	7/27/15	$7,686,938	$7,592,965	0.15%
Golden Energy Offshore Services AS 8.31%, 5/28/17	5/28/14	3,511,746	746,811	0.01%
Morgan Stanley Capital I Trust 2015-XLF2 Series 2015-XLF2, Class SNMD 2.169%, 11/15/26	11/13/15	5,130,905	5,019,503	0.10%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/28/11	3,886,876	156,950	0.00%

(h)	Floating Rate Security. Stated interest rate was in effect at March 31, 2016.

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2016.

(j)	Illiquid security.

(k)	Fair valued by the Adviser.

(l)	Security is in default and is non-income producing.

(m)	Non-income producing security.

(n)	Effective prepayment date of April 2017.

(o)	Restricted and illiquid security.

56	• AB GLOBAL BOND FUND

Portfolio of Investments

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$18,626,000	$18,853,042	0.37%

(p)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

#	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

Currency Abbreviations:
ARS – Argentine Peso
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
COP – Colombian Peso
EUR – Euro
GBP – Great British Pound
JPY – Japanese Yen
KRW – South Korean Won
MXN – Mexican Peso
NOK – Norwegian Krone
NZD – New Zealand Dollar
PLN – Polish Zloty
RUB – Russian Ruble
SEK – Swedish Krona
SGD – Singapore Dollar
TRY – Turkish Lira
TWD – New Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

NIBOR – Norwegian Interbank Offered Rate

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

AB GLOBAL BOND FUND •	57

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,132,639,544)	$5,255,570,698
Affiliated issuers (cost $122,226,195)	122,226,195
Cash collateral due from broker	17,754,070
Foreign currencies, at value (cost $325,228)	331,304
Dividends and interest receivable	43,996,747
Unrealized appreciation on forward currency exchange contracts	21,198,471
Receivable for capital stock sold	18,705,034
Receivable for investment securities sold and foreign currency transactions	12,110,337
Upfront premiums paid on credit default swaps	766,401
Receivable for variation margin on exchange-traded derivatives	325,272
Unrealized appreciation on credit default swaps	174,734

Total assets	5,493,159,263

Liabilities
Payable for investment securities purchased and foreign currency transactions	318,034,622
Unrealized depreciation on forward currency exchange contracts	99,172,705
Payable for capital stock redeemed	7,419,159
Payable for reverse repurchase agreements	5,617,734
Unrealized depreciation on credit default swaps	4,778,314
Upfront premiums received on credit default swaps	3,437,525
Advisory fee payable	1,992,361
Cash collateral due to broker	1,140,000
Dividends payable	1,380,546
Distribution fee payable	555,513
Payable for variation margin on exchange-traded derivatives	536,694
Due to Custodian	184,300
Transfer Agent fee payable	129,677
Options written, at value (premiums received $564,263)	43,289
Administrative fee payable	7,764
Accrued expenses and other liabilities	615,990

Total liabilities	445,046,193

Net Assets	$5,048,113,070

Composition of Net Assets
Capital stock, at par	$604,125
Additional paid-in capital	4,997,156,434
Distributions in excess of net investment income	(7,974,178)
Accumulated net realized gain on investment and foreign currency transactions	26,730,768
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	31,595,921

$5,048,113,070

See notes to financial statements.

58	• AB GLOBAL BOND FUND

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,078,575,482	129,030,369	$8.36	*

B	$2,424,557	290,012	$8.36

C	$346,135,973	41,273,117	$8.39

Advisor	$2,684,432,846	321,394,948	$8.35

R	$70,707,549	8,464,037	$8.35

K	$25,535,656	3,056,665	$8.35

I	$641,738,640	76,846,534	$8.35

Z	$198,562,367	23,769,389	$8.35

*	The maximum offering price per share for Class A shares was $8.73, which reflects a sales charge of 4.25%.

See notes to financial statements.

AB GLOBAL BOND FUND •	59

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2016 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $63,787)	$62,628,639
Dividends
Unaffiliated issuers	1,635,967
Affiliated issuers	211,362
Other income	7,650	$64,483,618

Expenses
Advisory fee (see Note B)	11,175,721
Distribution fee—A	1,508,794
Distribution fee—B	13,928
Distribution fee—C	1,745,939
Distribution fee—K	30,541
Distribution fee—R	163,290
Transfer agency—A	416,348
Transfer agency—Advisor	937,245
Transfer agency—B	1,824
Transfer agency—C	139,073
Transfer agency—I	238,745
Transfer agency—K	21,551
Transfer agency—R	84,911
Transfer agency—Z	18,653
Custodian	201,605
Registration fees	138,842
Printing	119,443
Audit and tax	55,718
Administrative	26,110
Legal	17,542
Directors’ fees	10,503
Miscellaneous	75,937

Total expenses before interest expense	17,142,263
Interest expense	21,777

Total expenses		17,164,040

Net investment income		47,319,578

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		11,804,067
Swaps		546,265
Futures		(13,501,543)
Options written		2,239,228
Swaptions written		404,415
Foreign currency transactions		34,882,019
Net change in unrealized appreciation/depreciation on:
Investments		164,545,994
Swaps		(7,337,713)
Futures		2,474,763
Options written		520,974
Swaptions written		58,425
Foreign currency denominated assets and liabilities		(99,293,237)

Net gain on investment and foreign currency transactions		97,343,657

Net Increase in Net Assets from Operations		$144,663,235

See notes to financial statements.

60	• AB GLOBAL BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$47,319,578	$92,952,993
Net realized gain on investment and foreign currency transactions	36,374,451	131,788,139
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	60,969,206	(143,016,017)
Contributions from Affiliates (see Note B)	– 0	–	68,982

Net increase in net assets from operations	144,663,235	81,794,097
Dividends and Distributions to Shareholders from
Net investment income
Class A	(27,624,705)	(43,398,044)
Class B	(61,058)	(175,850)
Class C	(7,711,524)	(12,715,701)
Advisor Class	(64,696,072)	(84,434,153)
Class R	(1,526,175)	(2,071,359)
Class K	(614,274)	(846,645)
Class I	(15,809,926)	(23,735,395)
Class Z	(5,095,921)	(3,836,029)
Net realized gain on investment and foreign currency transactions
Class A	(697,515)	(610,222)
Class B	(1,815)	(3,234)
Class C	(225,927)	(219,261)
Advisor Class	(1,530,362)	(1,082,673)
Class R	(41,257)	(31,887)
Class K	(15,562)	(11,575)
Class I	(376,109)	(314,397)
Class Z	(119,622)	(34,834)
Capital Stock Transactions
Net increase	572,981,941	932,553,367

Total increase	591,497,352	840,826,205
Net Assets
Beginning of period	4,456,615,718	3,615,789,513

End of period (including distributions in excess of net investment income of $(7,974,178) and undistributed net investment income of $67,845,899, respectively)	$5,048,113,070	$4,456,615,718

See notes to financial statements.

AB GLOBAL BOND FUND •	61

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2016

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to January 20, 2015, the Fund was known as AllianceBernstein Global Bond Fund, Inc. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

62	• AB GLOBAL BOND FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

AB GLOBAL BOND FUND •	63

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability (including those valued based on their market values as a described in Note A.1 above). Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data

64	• AB GLOBAL BOND FUND

Notes to Financial Statements

(such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer.

Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models

AB GLOBAL BOND FUND •	65

Notes to Financial Statements

which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2016:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,571,273,234		$	– 0	–	$2,571,273,234
Corporates – Investment Grade		– 0	–	968,451,905			– 0	–	968,451,905
Collateralized Mortgage Obligations		– 0	–	– 0	–		228,751,031		228,751,031
Corporates – Non-Investment Grade		– 0	–	183,339,900			7,000,518		190,340,418
Commercial Mortgage-Backed Securities		– 0	–	80,636,846			78,388,911		159,025,757
Covered Bonds		– 0	–	135,111,173			– 0	–	135,111,173
Local Governments – Provincial Bonds		– 0	–	86,142,731			– 0	–	86,142,731
Governments – Sovereign Agencies		– 0	–	84,312,526			– 0	–	84,312,526
Mortgage Pass-Throughs		– 0	–	83,874,968			– 0	–	83,874,968
Inflation-Linked Securities		– 0	–	81,680,515			– 0	–	81,680,515
Emerging Markets – Treasuries		– 0	–	63,269,553			– 0	–	63,269,553
Whole Loan Trusts		– 0	–	– 0	–		39,868,485		39,868,485
Quasi-Sovereigns		– 0	–	36,821,231			– 0	–	36,821,231
Local Governments – Municipal Bonds		– 0	–	27,033,987			– 0	–	27,033,987
Emerging Markets – Corporate Bonds		– 0	–	25,546,429			– 0	–	25,546,429
Common Stocks		– 0	–	– 0	–		19,303,264		19,303,264
Governments – Sovereign Bonds		– 0	–	16,086,302			– 0	–	16,086,302
Asset-Backed Securities		– 0	–	5,013,600			9,178,773		14,192,373
Emerging Markets – Sovereigns		– 0	–	10,700,484			– 0	–	10,700,484
Preferred Stocks		6,784,396		– 0	–		– 0	–	6,784,396
Bank Loans		– 0	–	– 0	–		4,743,567		4,743,567

66	• AB GLOBAL BOND FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2			Level 3		Total
Investment Companies	$	– 0	–	$	– 0	–	$1,597,383		$1,597,383
Agencies		– 0	–		569,213		– 0	–	569,213
Short-Term Investments:
Governments – Treasuries		– 0	–		184,681,569		– 0	–	184,681,569
Investment Companies		122,226,195			– 0	–	– 0	–	122,226,195
Time Deposits		– 0	–		202,366,487		– 0	–	202,366,487
Corporates – Investment Grade		– 0	–		13,041,717		– 0	–	13,041,717

Total Investments in Securities		129,010,591			4,859,954,370		388,831,932		5,377,796,893
Other Financial Instruments*:
Assets
Futures		1,498,273			– 0	–	– 0	–	1,498,273	†
Forward Currency Exchange Contracts		– 0	–		21,198,471		– 0	–	21,198,471
Centrally Cleared Credit Default Swaps		– 0	–		57,337		– 0	–	57,337	†
Centrally Cleared Interest Rate Swaps		– 0	–		14,907,333		– 0	–	14,907,333	†
Credit Default Swaps		– 0	–		174,734		– 0	–	174,734
Liabilities
Futures		(1,728,321)			– 0	–	– 0	–	(1,728,321	)†
Forward Currency Exchange Contracts		– 0	–		(99,172,705)		– 0	–	(99,172,705)
Currency Options Written		– 0	–		(43,289)		– 0	–	(43,289)
Centrally Cleared Credit Default Swaps		– 0	–		(758,823)		– 0	–	(758,823	)†
Centrally Cleared Interest Rate Swaps		– 0	–		(22,833,342)		– 0	–	(22,833,342	)†
Credit Default Swaps		– 0	–		(4,778,314)		– 0	–	(4,778,314)

Total^		$128,780,543			$4,768,705,772		$388,831,932		$5,286,318,247

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

AB GLOBAL BOND FUND •	67

Notes to Financial Statements

†	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Collateralized Mortgage Obligations		Corporates - Non- Investment Grade		Commercial Mortgage- Backed Securities		Whole Loan Trusts
Balance as of 9/30/15	$203,564,870		$736,773		$45,512,708		$32,794,033
Accrued discounts/ (premiums)	193,018		408,757		55,927		(89,724)
Realized gain (loss)	(385,267)		(21,641)		(136,582)		(351,436)
Change in unrealized appreciation/depreciation	(1,353,062)		(994,686)		(2,034,846)		(1,270,039)
Purchases/Payups	48,386,268		6,917,709		38,986,030		15,739,393
Sales/Paydowns	(21,654,796)		(46,394)		(3,994,326)		(6,953,742)
Transfers into Level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–	– 0	–

Balance as of 3/31/16	$228,751,031		$7,000,518		$78,388,911		$39,868,485

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16**	$(1,121,432)		$(994,686)		$(2,071,930)		$(1,268,195)

	Common Stocks		Asset-Backed Securities		Bank Loans		Investment Companies
Balance as of 9/30/15	$20,243,118		$6,720,124		$10,515,737		$4,631,269
Accrued discounts/ (premiums)	– 0	–	373		3,006		– 0	–
Realized gain (loss)	– 0	–	1,399		(39,658)		(561,317)
Change in unrealized appreciation/depreciation	(939,854)		(65,880)		8,267		492,399

68	• AB GLOBAL BOND FUND

Notes to Financial Statements

	Common Stocks		Asset-Backed Securities		Bank Loans			Investment Companies
Purchases/Pay ups	$ – 0	–	$2,616,357		$	– 0	–	$	– 0	–
Sales/Paydowns	– 0	–	(93,600)			(5,743,785)			(2,964,968)
Transfers into Level 3	– 0	–	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–		– 0	–

Balance as of 3/31/16	$19,303,264		$9,178,773			$4,743,567			$1,597,383

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16**	$(939,854)		$(65,880)			$(9,166)			$28,778

	Total
Balance as of 9/30/15	$324,718,632
Accrued discounts/ (premiums)	571,357
Realized gain (loss)	(1,494,502)
Change in unrealized appreciation/depreciation	(6,157,701)
Purchases/Pay ups	112,645,757
Sales/Paydowns	(41,451,611)
Transfers into Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 3/31/16	$388,831,932

Net change in unrealized appreciation/depreciation from investments held as of 3/31/16**	$(6,442,365)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

AB GLOBAL BOND FUND •	69

Notes to Financial Statements

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2016. Securities priced by third party vendors or using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/2016	Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts	$11,271,963	Projected Cashflow	Level Yield	10.80% / N/A
	$4,409,200	Projected Cashflow	Level Yield	13.45% / N/A
	$5,779,787	Market Approach	Underlying NAV of the Collateral	$104.48 / N/A
	$2,367,017	Discounted Cashflow	Level Yield	97.76% / N/A
	$1,941,148	Projected Cashflow	Internal Rate of Return	10.69% / N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports

70	• AB GLOBAL BOND FUND

Notes to Financial Statements

are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

AB GLOBAL BOND FUND •	71

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2016, such fee amounted to $26,110.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $574,452 for the six months ended March 31, 2016.

During the year ended September 30, 2015, ABIS reimbursed the Fund in the amount of $68,982 for prior year fee adjustments.

72	• AB GLOBAL BOND FUND

Notes to Financial Statements

For the six months ended March 31, 2016, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12,980 from the sale of Class A shares and received $17,231, $260 and $7,391 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended March 31, 2016, is as follows:

Market Value September 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value March 31, 2016 (000)	Dividend Income (000)
$ 434,920	$977,730	$1,290,424	$122,226	$211

Brokerage commissions paid on investment transactions for the six months ended March 31, 2016 amounted to $58,082, none of which was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable

AB GLOBAL BOND FUND •	73

Notes to Financial Statements

to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. For the period October 1, 2009 through July 1, 2012, with respect to Class K shares, payments to the Distributor were voluntarily limited to .10% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29,2016, payments under the Class A plan are limited to .25% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $25,216,305, $14,598,660, $589,278 and $150,526 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$2,076,346,940	$1,113,707,337
U.S. government securities	1,354,589,410	1,624,071,727

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, options written, swaps and futures) are as follows:

Cost	$5,254,865,739
Gross unrealized appreciation	213,017,129
Gross unrealized depreciation	(90,085,975)

Net unrealized appreciation	$122,931,154

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

74	• AB GLOBAL BOND FUND

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less

AB GLOBAL BOND FUND •	75

Notes to Financial Statements

than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium

76	• AB GLOBAL BOND FUND

Notes to Financial Statements

received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended March 31, 2016, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended March 31, 2016, the Fund held written options for hedging and non-hedging purposes.

For the six months ended March 31, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/15	– 0	–	$	– 0	–
Options written	16,721,301,490			2,803,491
Options expired	(15,521,386,860)			(2,239,228)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 3/31/16	1,199,914,630			$564,263

For the six months ended March 31, 2016, the Fund had the following transactions in written swaptions:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 9/30/15		$43,000,000			$425,700
Swaptions written		– 0	–		– 0	–
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		(43,000,000)			(425,700)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 3/31/16	$	– 0	–	$	– 0	–

AB GLOBAL BOND FUND •	77

Notes to Financial Statements

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published

78	• AB GLOBAL BOND FUND

Notes to Financial Statements

by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

AB GLOBAL BOND FUND •	79

Notes to Financial Statements

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2016, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $17,735,000.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and

80	• AB GLOBAL BOND FUND

Notes to Financial Statements

may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended March 31, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various master agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

AB GLOBAL BOND FUND •	81

Notes to Financial Statements

At March 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$16,405,606	*	Receivable/Payable for variation margin on exchange-traded derivatives	$24,561,663	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	21,198,471		Unrealized depreciation on forward currency exchange contracts	99,172,705

Foreign exchange contracts				Options written, at value	43,289

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	57,337	*	Receivable/Payable for variation margin on exchange-traded derivatives	758,823	*

Credit contracts	Unrealized appreciation on credit default swaps	174,734		Unrealized depreciation on credit default swaps	4,778,314

Total		$37,836,148			$129,314,794

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2016:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(784,104)	$(1,971,377)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	(13,501,543)	2,474,763

82	• AB GLOBAL BOND FUND

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation on foreign currency denominated assets and liabilities	$(21,675,849)	$(98,519,128)

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(1,322,997)	– 0	–

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	2,239,228	520,974

Credit contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	404,415	58,425

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(191,565)	193,054

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	1,330,369	(5,366,336)

Total		$(33,502,046)	$(102,609,625)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended March 31, 2016:

Centrally Cleared Credit Default Swaps:
Average notional amount on buy contracts	$78,415,006
Average notional amount on sale contracts	$14,790,070

Centrally Cleared Interest Rate Swaps:
Average notional amount	$773,693,824

AB GLOBAL BOND FUND •	83

Notes to Financial Statements

Credit Default Swaps:
Average notional amount on buy contracts	$30,643,000	(a)
Average notional amount on sale contracts	$52,727,714

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$335,903,572
Average principal amount on sale contracts	$2,576,373,141

Futures:
Average notional amount on buy contracts	$67,611,819
Average notional amount on sale contracts	$407,653,449

Purchased Options:
Average cost.	$752,603	(a)

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2016:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman, Sachs & Co.**	$321,905	$(125,867)	$	– 0	–	$	– 0	–		$196,038
Morgan Stanley & Co. LLC**	3,367	(3,367)		– 0	–		– 0	–		– 0	–

Total	$325,272	$(129,234)	$	– 0	–	$	– 0	–		$196,038

OTC Derivatives:
Barclays Bank PLC	$93,164	$(93,164)	$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	2,077,848	(2,077,848)		– 0	–		– 0	–		– 0	–
Citibank, N.A.	4,055,771	(1,434,725)		– 0	–		– 0	–		2,621,046
Credit Suisse International	794,326	(794,326)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	9,547,050	(9,547,050)		– 0	–		– 0	–		– 0	–
HSBC Bank USA.	5,099,285	(3,907,076)		– 0	–		(515,465)			676,744

84	• AB GLOBAL BOND FUND

Notes to Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
JPMorgan Chase Bank, N.A.	$1,119	$(1,119)	$	– 0	–	$	– 0	–	$	– 0	–
Royal Bank of Scotland PLC	25,789	(25,789)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	87,753	(87,753)		– 0	–		– 0	–		– 0	–

Total	$21,782,105	$(17,968,850)	$	– 0	–		$(515,465)			$3,297,790	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citibank, N.A.**	$407,408	$	– 0	–		$(407,408)		$	– 0	–	$	– 0	–
Goldman, Sachs & Co.**	125,867		(125,867)			– 0	–		– 0	–		– 0	–
Morgan Stanley & Co. LLC**	3,419		(3,367)			(52)			– 0	–		– 0	–

Total	$536,694		$(129,234)			$(407,460)		$	– 0	–	$	– 0	–

OTC Derivatives:
Australia & New Zealand Banking Group Ltd.	$3,477,343	$	– 0	–	$	– 0	–	$	– 0	–		$3,477,343
Bank of America, N.A.	102,009		– 0	–		– 0	–		– 0	–		102,009
Barclays Bank PLC	557,711		(93,164)			– 0	–		(464,547)			– 0	–
BNP Paribas SA	62,050,489		(2,077,848)			– 0	–		– 0	–		59,972,641
Brown Brothers Harriman & Co.	2,914,834		– 0	–		– 0	–		– 0	–		2,914,834
Citibank, N.A.	1,434,725		(1,434,725)			– 0	–		– 0	–		– 0	–
Credit Suisse International	3,718,344		(794,326)			– 0	–		(2,158,944)			765,074
Deutsche Bank AG	21,848		– 0	–		– 0	–		– 0	–		21,848

AB GLOBAL BOND FUND •	85

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
Goldman Sachs Bank USA/ Goldman Sachs International	$18,044,461	$(9,547,050)	$	– 0	–	$(5,147,947)		$3,349,464
HSBC Bank USA.	3,907,076	(3,907,076)		– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	3,204,876	(1,119)		– 0	–	(3,203,757)		– 0	–
Royal Bank of Scotland PLC.	159,181	(25,789)		– 0	–	– 0	–	133,392
Standard Chartered Bank	7,481,435	(87,753)		– 0	–	– 0	–	7,393,682

Total	$107,074,332	$(17,968,850)	$	– 0	–	$(10,975,195)		$78,130,287	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash and securities have been posted for initial margin requirements on exchange-traded derivatives outstanding at March 31, 2016.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

86	• AB GLOBAL BOND FUND

Notes to Financial Statements

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended March 31, 2016, the Fund did not engage in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by an MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such, the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2016, the average amount of reverse repurchase agreements outstanding was $8,747,786 and the daily weighted average interest rate was (0.85)%. During the period, the Fund received net interest payments from counterparties. At March 31, 2016, the Fund had reverse repurchase agreements outstanding in the amount of $5,617,734 as reported in the statement of assets and liabilities.

AB GLOBAL BOND FUND •	87

Notes to Financial Statements

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2016:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$5,617,734	$(5,617,734)	$	– 0	–

Total	$5,617,734	$(5,617,734)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2016, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment
Sheridan Auto Loan I LLC, 10.00%, 6/30/16	$1,585,278
Flexpath WH I LLC, Series B, 8/01/16	$751,954

88	• AB GLOBAL BOND FUND

Notes to Financial Statements

As of March 31, 2016, the Fund had no bridge loan commitments outstanding.

During the six months ended March 31, 2016, the Fund received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class A
Shares sold	18,662,502	26,663,347	$154,222,163	$225,236,368

Shares issued in reinvestment of dividends and distributions	2,305,136	3,510,019	18,956,995	29,539,141

Shares converted from Class B	111,338	397,196	923,332	3,369,212

Shares redeemed	(19,318,240)	(29,711,703)	(159,421,433)	(250,551,453)

Net increase	1,760,736	858,859	$14,681,057	$7,593,268

Class B
Shares sold	7,250	28,818	$60,034	$243,465

Shares issued in reinvestment of dividends and distributions	6,094	17,935	50,061	150,902

Shares converted to Class A	(111,338)	(397,052)	(923,332)	(3,369,212)

Shares redeemed	(20,935)	(100,142)	(173,332)	(847,504)

Net decrease	(118,929)	(450,441)	$(986,569)	$(3,822,349)

Class C
Shares sold	3,221,331	4,587,955	$26,691,649	$38,916,460

Shares issued in reinvestment of dividends and distributions	648,784	1,176,802	5,344,765	9,931,218

Shares redeemed	(5,221,471)	(9,454,916)	(43,305,100)	(80,045,495)

Net decrease	(1,351,356)	(3,690,159)	$(11,268,686)	$(31,197,817)

Advisor Class
Shares sold	84,411,336	153,073,032	$696,549,558	$1,294,580,609

Shares issued in reinvestment of dividends and distributions	6,110,447	7,547,583	50,218,984	63,489,879

Shares redeemed	(38,948,371)	(67,570,114)	(320,989,568)	(570,490,191)

Net increase	51,573,412	93,050,501	$425,778,974	$787,580,297

AB GLOBAL BOND FUND •	89

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30, 2015

Class R
Shares sold	2,161,785	2,538,156	$17,853,725	$21,372,627

Shares issued in reinvestment of dividends and distributions	178,557	249,956	1,466,256	2,102,229

Shares redeemed	(1,113,981)	(1,958,805)	(9,201,633)	(16,472,473)

Net increase	1,226,361	829,307	$10,118,348	$7,002,383

Class K
Shares sold	686,295	1,124,615	$5,692,995	$9,507,125

Shares issued in reinvestment of dividends and distributions	76,605	101,746	629,238	855,816

Shares redeemed	(541,894)	(627,410)	(4,485,972)	(5,270,076)

Net increase	221,006	598,951	$1,836,261	$5,092,865

Class I
Shares sold	14,196,624	13,835,688	$117,388,325	$116,990,185

Shares issued in reinvestment of dividends and distributions	1,773,572	2,798,328	14,579,691	23,534,420

Shares redeemed	(3,529,732)	(16,453,761)	(29,086,980)	(139,069,188)

Net increase	12,440,464	180,255	$102,881,036	$1,455,417

Class Z
Shares sold	5,230,016	19,904,113	$43,297,504	$168,163,674

Shares issued in reinvestment of dividends and distributions	634,001	461,230	5,210,194	3,874,114

Shares redeemed	(2,239,477)	(1,568,318)	(18,566,178)	(13,188,485)

Net increase	3,624,540	18,797,025	$29,941,520	$158,849,303

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities.

90	• AB GLOBAL BOND FUND

Notes to Financial Statements

Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to

AB GLOBAL BOND FUND •	91

Notes to Financial Statements

price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2016.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$171,191,109	$87,144,558
Long-term capital gains	2,330,150	– 0	–

Total taxable distributions paid	$173,521,259	$87,144,558

92	• AB GLOBAL BOND FUND

Notes to Financial Statements

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$93,139,547
Accumulated capital and other losses	(11,647,829	)(a)
Unrealized appreciation/(depreciation)	(48,047,191	)(b)

Total accumulated earnings/(deficit)	$33,444,527	(c)

(a)	As of September 30, 2015, the Fund had cumulative deferred loss on straddles was $11,647,829.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and Treasury inflation-protected securities, the realization for tax purposes of gains/(losses) on certain derivative instruments, and the tax treatment of partnership investments and passive foreign investment companies (PFICs).

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable and the treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of March 31, 2016, the Fund did not have any net capital loss carryforwards.

NOTE I

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update ASU 2015-07 (the “ASU”), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

AB GLOBAL BOND FUND •	93

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.34	$ 8.52	$ 8.26	$ 8.64	$ 8.38	$ 8.50

Income From Investment Operations
Net investment income(a)	.08	.18	.23	.19	.22	(b)	.32	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.02)	.25	(.29)	.37	(.12)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.24	.16	.48	(.10)	.59	.20

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.34)	(.22)	(.19)	(.33)	(.32)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	.00	(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.34)	(.22)	(.28)	(.33)	(.32)

Net asset value, end of period	$ 8.36	$ 8.34	$ 8.52	$ 8.26	$ 8.64	$ 8.38

Total Return
Total investment return based on net asset value(d)	2.93%	1.95%	5.82%	(1.21	)%*	7.19%	2.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,078,575	$1,060,976	$1,076,697	$1,341,874	$1,581,096	$1,624,399
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.87	%(f)	.90%	.93%	.94%	.92%	.91%
Expenses, before waivers/reimbursements(e)	.87	%(f)	.90%	.93%	.94%	.93%	.95%
Net investment income	1.88	%(f)	2.09%	2.69%	2.28%	2.55	%(b)	3.80	%(b)
Portfolio turnover rate	63%	167%	157%	179%	94%	65%

See footnote summary on page 102.

94	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.34	$ 8.52	$ 8.26	$ 8.64	$ 8.38	$ 8.51

Income From Investment Operations
Net investment income(a)	.05	.11	.16	.14	.15	(b)	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.01)	.26	(.30)	.37	(.13)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.21	.10	.42	(.16)	.52	.13

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.28)	(.16)	(.13)	(.26)	(.26)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.28)	(.16)	(.22)	(.26)	(.26)

Net asset value, end of period	$ 8.36	$ 8.34	$ 8.52	$ 8.26	$ 8.64	$ 8.38

Total Return
Total investment return based on net asset value(d)	2.54%	1.21%	5.08%	(1.91	)%*	6.39%	1.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,425	$3,410	$7,321	$22,978	$38,310	$54,784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.64	%(f)	1.63%	1.64%	1.65%	1.64%	1.61%
Expenses, before waivers/reimbursements(e)	1.64	%(f)	1.63%	1.64%	1.65%	1.67%	1.68%
Net investment income	1.10	%(f)	1.36%	1.97%	1.59%	1.82	%(b)	3.11	%(b)
Portfolio turnover rate	63%	167%	157%	179%	94%	65%

See footnote summary on page 102.

AB GLOBAL BOND FUND •	95

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.36	$ 8.54	$ 8.28	$ 8.66	$ 8.40	$ 8.53

Income From Investment Operations
Net investment income(a)	.05	.12	.17	.14	.16	(b)	.26	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	(.01)	.25	(.30)	.37	(.13)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.22	.11	.42	(.16)	.53	.13

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.29)	(.16)	(.13)	(.27)	(.26)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.19)	(.29)	(.16)	(.22)	(.27)	(.26)

Net asset value, end of period	$ 8.39	$ 8.36	$ 8.54	$ 8.28	$ 8.66	$ 8.40

Total Return
Total investment return based on net asset value(d)	2.68%	1.23%	5.07%	(1.90	)%*	6.42%	1.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$346,136	$356,483	$395,728	$472,068	$607,783	$616,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.58	%(f)	1.60%	1.63%	1.64%	1.63%	1.61%
Expenses, before waivers/reimbursements(e)	1.58	%(f)	1.60%	1.63%	1.64%	1.64%	1.65%
Net investment income	1.15	%(f)	1.38%	1.98%	1.58%	1.83	%(b)	3.09	%(b)
Portfolio turnover rate	63%	167%	157%	179%	94%	65%

See footnote summary on page 102.

96	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Income From Investment Operations
Net investment income(a)	.09	.20	.25	.22	.24	(b)	.34	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.01)	.25	(.29)	.37	(.13)
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.25	.19	.50	(.07)	.61	.21

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.37)	(.24)	(.22)	(.35)	(.34)
Distributions from net realized gain on investment and foreign currency transactions	(.00	)(c)	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.37)	(.24)	(.31)	(.35)	(.34)

Net asset value, end of period	$ 8.35	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37

Total Return
Total investment return based on net asset value(d)	3.08%	2.26%	6.14%	(0.92	)%*	7.51%	2.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,684,433	$2,247,582	$1,504,432	$1,077,452	$901,342	$651,336
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58%	.60%	.63%	.64%	.63%	.61%
Expenses, before waivers/reimbursements(e)	.58%	.60%	.63%	.64%	.64%	.65%
Net investment income	2.17%	2.39%	2.98%	2.57%	2.86	%(b)	4.08	%(b)
Portfolio turnover rate	63%	167%	157%	179%	94%	65%

See footnote summary on page 102.

AB GLOBAL BOND FUND •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Income From Investment Operations
Net investment income(a)	.06	.15	.20	.16	.19	(b)	.30	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	(.02)	.25	(.29)	.37	(.13)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.23	.13	.45	(.13)	.56	.17

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.31)	(.19)	(.16)	(.30)	(.30)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.31)	(.19)	(.25)	(.30)	(.30)

Net asset value, end of period	$ 8.35	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37

Total Return
Total investment return based on net asset value(d)	2.73%	1.57%	5.48%	(1.56	)%*	6.82%	2.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,708	$60,300	$54,550	$46,514	$38,450	$23,205
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.27	%(f)	1.27%	1.26%	1.29%	1.23%	1.11%
Expenses, before waivers/reimbursements(e)	1.27	%(f)	1.27%	1.26%	1.29%	1.28%	1.29%
Net investment income	1.49	%(f)	1.72%	2.36%	1.93%	2.26	%(b)	3.60	%(b)
Portfolio turnover rate	63%	167%	157%	179%	94%	65%

See footnote summary on page 102.

98	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Income From Investment Operations
Net investment income(a)	.08	.17	.23	.19	.23	(g)	.33	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.01)	.25	(.29)	.37	(.14)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.24	.16	.48	(.10)	.60	.19

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.34)	(.22)	(.19)	(.34)	(.32)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.34)	(.22)	(.28)	(.34)	(.32)

Net asset value, end of period	$ 8.35	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37

Total Return
Total investment return based on net asset value(d)	2.90%	1.90%	5.83%	(1.22	)%*	7.30%	2.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,536	$23,625	$19,039	$13,851	$9,949	$1,364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.93	%(f)	.95%	.93%	.95%	.84%	.85%
Expenses, before waivers/reimbursements(e)	.93	%(f)	.95%	.93%	.95%	.95%	1.00%
Net investment income	1.82	%(f)	2.04%	2.69%	2.26%	2.70	%(g)	3.86	%(b)
Portfolio turnover rate	63%	167%	157%	179%	94%	65%

See footnote summary on page 102.

AB GLOBAL BOND FUND •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
2015	2014	2013	2012	2011

Net asset value, beginning of period	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37	$ 8.50

Income From Investment Operations
Net investment income(a)	.09	.20	.26	.22	.24	(b)	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	(.01)	.24	(.29)	.38	(.12)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.25	.19	.50	(.07)	.62	.22

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.37)	(.24)	(.22)	(.36)	(.35)
Distributions from net realized gain on investment and foreign currency transactions	(.01)	(.00	)(c)	– 0	–	(.09)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.37)	(.24)	(.31)	(.36)	(.35)

Net asset value, end of period	$ 8.35	$ 8.33	$ 8.51	$ 8.25	$ 8.63	$ 8.37

Total Return
Total investment return based on net asset value(d)	3.08%	2.27%	6.19%	(0.87	)%*	7.56%	2.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$641,739	$536,411	$546,550	$291,554	$198,242	$158,050
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.59	%(f)	.59%	.59%	.59%	.60%	.59%
Expenses, before waivers/reimbursements(e)	.59	%(f)	.59%	.59%	.59%	.61%	.59%
Net investment income	2.17	%(f)	2.40%	3.04%	2.61%	2.88	%(b)	4.03%
Portfolio turnover rate	63%	167%	157%	179%	94%	65%

See footnote summary on page 102.

100	• AB GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015		October 15, 2013(h) to September 30, 2014

Net asset value, beginning of period	$ 8.33		$ 8.51		$ 8.23

Income From Investment Operations
Net investment income(a)	.09		.21		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17		(.02)		.27

Net increase in net asset value from operations	.26		.19		.52

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.37)		(.24)
Distributions from net realized gain on investment and foreign currency transactions	(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.24)		(.37)		(.24)

Net asset value, end of period	$ 8.35		$ 8.33		$ 8.51

Total Return
Total investment return based on net asset value(d)	3.11%		2.32%		6.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$198,562		$167,830		$11,472
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.53	%(f)	.53%		.55	%(f)
Expenses, before waivers/reimbursements(e)	.53	%(f)	.53%		.55	%(f)
Net investment income	2.23	%(f)	2.47%		3.05	%(f)
Portfolio turnover rate	63%		167%		157%

See footnote summary on page 102.

AB GLOBAL BOND FUND •	101

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount represents less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended March 31, 2016 (unaudited)	Year Ended September 30,
		2015	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.87%	.90%	.93%	.93%	.90%	.90%
Before waivers/reimbursements	.87%	.90%	.93%	.93%	.91%	.94%
Class B
Net of waivers/reimbursements	1.63%	1.63%	1.64%	1.64%	1.62%	1.60%
Before waivers/reimbursements	1.63%	1.63%	1.64%	1.64%	1.65%	1.67%
Class C
Net of waivers/reimbursements	1.58%	1.60%	1.63%	1.63%	1.61%	1.60%
Before waivers/reimbursements	1.58%	1.60%	1.63%	1.63%	1.62%	1.64%
Advisor Class
Net of waivers/reimbursements	.58%	.60%	.63%	.63%	.60%	.60%
Before waivers/reimbursements	.58%	.60%	.63%	.63%	.61%	.64%
Class R
Net of waivers/reimbursements	1.26%	1.27%	1.26%	1.28%	1.20%	1.10%
Before waivers/reimbursements	1.26%	1.27%	1.26%	1.28%	1.25%	1.28%
Class K
Net of waivers/reimbursements	.93%	.95%	.93%	.94%	.81%	.84%
Before waivers/reimbursements	.93%	.95%	.93%	.94%	.92%	.99%
Class I
Net of waivers/reimbursements	.59%	.59%	.58%	.58%	.58%	.58%
Before waivers/reimbursements	.59%	.59%	.58%	.58%	.59%	.58%

	Six Months Ended March 31, 2016 (unaudited)		Year Ended September 30, 2015	October 15, 2013(h) to September 30, 2014

Class Z
Net of waivers/reimbursements	.52	%(f)	.53%	.55	%(f)
Before waivers/reimbursements	.52	%(f)	.53%	.55	%(f)

(f)	Annualized.

(g)	Net of expenses waived by the Distributor.

(h)	Commencement of distribution.

*	Includes the impact of proceeds received and credited to the Fund resulting from a third party vendor reimbursement, which enhanced the performance of each share class for the year ended September 30, 2013 by 0.01%.

See notes to financial statements.

102	• AB GLOBAL BOND FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

AB GLOBAL BOND FUND •	103

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 3-5, 2015.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

104	• AB GLOBAL BOND FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2013 and 2014 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

AB GLOBAL BOND FUND •	105

profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2015 meeting, the directors reviewed information prepared by Broadridge showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Broadridge (the “Performance Group”) and as compared with that of a broad array of funds selected by Broadridge (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Global Aggregate Bond Index (U.S. dollar hedged) (the “Aggregate Bond Index”) and the Barclays Global Treasury Bond Index (U.S. dollar hedged) (the “Treasury Bond Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2015 and (in the case of comparisons with the indices) the period since inception (March 1992 inception). The directors noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1- and 10-year periods, and in the 2nd quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Fund lagged the Aggregate Bond Index in all periods except the 10-year period and the period since inception. It lagged the Treasury Bond Index in all periods except the 5- and 10-year periods and the period since inception. Based on their review, the directors concluded that the Fund’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors noted that, at the Fund’s current size, its contractual effective advisory fee rate of 47.9 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at the same rate and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than

106	• AB GLOBAL BOND FUND

the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising a registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Broadridge: an Expense Group and an Expense Universe. Broadridge described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group than the Expense Group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s pro forma total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on

AB GLOBAL BOND FUND •	107

economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2015 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

108	• AB GLOBAL BOND FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Global Bond Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;
3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	The information in the fee evaluation was completed on October 22, 2015 and discussed with the Board of Directors on November 3-5, 2015.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

AB GLOBAL BOND FUND •	109

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2015.

Fund	Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2015 Net Assets ($MM)
Global Bond Fund, Inc.	High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$4,449.9

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s fiscal year ended September 30, 2014, the Adviser received $57,909 (0.002% of the Fund’s average daily net assets) for providing such services.

3	Jones v. Harris at 1427.

4	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

110	• AB GLOBAL BOND FUND

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Fund	Total Expense Ratio[7]			Fiscal Year
Global Bond Fund, Inc.[8], [9]	Advisor Class A Class B Class C Class R Class K Class I Class Z	0.61 0.92 1.65 1.62 1.29 0.97 0.61 0.54	% % % % % % % %	Sept. 30 (ratios as of Mar. 31, 2015)

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Rule 12b-1 fee for Class A shares will bill reduced from 0.30% to 0.25%, effective on February 1, 2016.

9	The Fund’s expense ratios exclude interest expense of less than 0.01% for Advisor Class, Class A, Class B, Class C, Class R, Class I, and Class Z shares, and 0.01% for Class K shares.

AB GLOBAL BOND FUND •	111

redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.10 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on September 30, 2015 net assets.11

Fund	Net Assets 9/30/15 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
Global Bond Fund, Inc.	$4,449.9	Global Plus Schedule 0.50% on 1st $30 million 0.25% on the balance Minimum Account Size: $25m	0.252%	0.478%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg, Japan, Taiwan, and South Korea, and sold to non-United States resident investors. The Adviser charges the following fee for Global Plus Fixed Income, a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[12]
Global Bond Fund, Inc.	Global Plus Fixed Income Class A2	1.10%
	Class I2 (Institutional)	0.55%

10	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

11	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

12	Class A2 shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I2 shares, whose fee is for investment advisory services only.

112	• AB GLOBAL BOND FUND

The AB Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund[13]	Fee[14]
Global Bond Fund, Inc.	AB Global Plus Bond Fund D/P (hedged)	0.10%[15]

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee, the advisory fee schedules of the sub-advised fund and what would have been the effective management fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2015 net assets.

Fund		Fee Schedule	Effective Sub-Adv. Fee(%)	Portfolio Advisory Fee(%)
Global Bond Fund, Inc[16]	Client #1	0.15% of average daily net assets	0.150%	0.478%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an

13	The ITM fund is privately placed or institutional

14	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on September 30, 2015 by Reuters was ¥119.88 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $250.3 million; ¥20 billion would be equivalent to approximately $166.8 million; and ¥450 billion would be equivalent to approximately $3.75 billion.

15	In addition to the fee shown above, the ITM fund’s four institutional clients are charged an additional fee. Three of the four institutional clients are charged the following: 0.33% on the first ¥3 billion, 0.08% thereafter. The fourth institutional client is charged the following fee: 0.34% on the first ¥3 billion, 0.09% thereafter. At the currency exchange rate shown in footnote 85, ¥3 billion would be equivalent to approximately $25.0 million

16	It should be noted that the advisory fee paid by the shareholders of the sub-advisory relationship is higher than the fee charged to the Fund.

AB GLOBAL BOND FUND •	113

investment company it is sponsoring where the investment adviser is providing all the services, not just investment management service required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.17, 18 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)19 and the Fund’s contractual management fee ranking.20

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

17	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

18	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

19	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

20	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

114	• AB GLOBAL BOND FUND

Fund	Contractual Management Fee (%)[21]	Broadridge EG Median (%)	Broadridge EG Rank
Global Bond Fund, Inc.	0.479	0.532	2/10

Broadridge also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Broadridge Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.22 Pro-forma total expense ratio (italicized) is shown to reflect the Fund’s anticipated 12b-1 fee reduction.

Fund	Total Expense Ratio (%)[23]	Broadridge EG Median (%)	Broadridge EG Rank	Broadridge EU Median (%)	Broadridge EU Rank
Global Bond Fund, Inc.	0.929	0.970	4/10	1.022	5/23
Pro-forma	0.879	0.970	1/10	1.022	1/23

Based on this analysis, considering pro-forma information where available, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

21	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

22	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

23	Most recently completed fiscal year Class A share total expense ratio.

AB GLOBAL BOND FUND •	115

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2014, relative to 2013.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”). During the Fund’s most recently completed fiscal year, ABI received from the Fund $22,364, $8,348,383 and $31,522 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.24

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2014, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,654,853 in fees from the Fund during the Fund’s most recently completed fiscal year.

24	As a result of discussions between the Board and the Adviser, ABI will reduce to the Fund’s Class A distribution service fee payment rate from 0.30% to 0.25% effective February 1, 2016.

116	• AB GLOBAL BOND FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AB Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli25 study on advisory fees and various fund characteristics.26 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.27 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

25	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

26	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

27	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

AB GLOBAL BOND FUND •	117

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $463 billion as of September 30, 2015, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings28 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)29 for the period ended July 31, 2015.30

Global Bond Fund, Inc.	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.71	-3.67	-3.88	2/10	4/34
3 year	2.41	1.31	1.16	3/10	6/29
5 year	3.63	3.19	2.52	3/9	7/22
10 year	5.68	4.17	4.17	1/5	1/15

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)31 versus its benchmarks.32 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.33

28	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Broadridge.

29	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

30	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

31	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

32	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2015.

33	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

118	• AB GLOBAL BOND FUND

	Period Ending July 31, 2015
	Annualized Performance					Annualized
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Global Bond Fund, Inc.[34]	2.72	2.41	3.63	5.68	7.64	2.91	1.20	5
Barclays Capital Global Aggregate Bond Index (USD hedged)	3.75	3.14	3.74	4.44	6.04	2.59	1.39	5
Barclays Capital Global Treasury Index (USD hedged)[35]	4.40	3.26	3.59	4.26	6.00	N/A	N/A	N/A
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2015

34	On or around February 1, 2006, the Fund’s name was changed from Americas Government Income Trust, Inc. to Global Government Income Trust. Also at this time, the Fund’s strategy changed and its benchmark changed from 50% JP Morgan EMBI Plus Latin Only/ 50% Lehman Brothers Government Bond Index to Lehman Brothers Global Treasury Index (Hedged). On or around November 5, 2007, the Fund changed its name from Global Government Income Trust to Global Bond Fund, Inc. Also at this time, the Fund’s strategy changed and its benchmark changed from Lehman Brothers Global Treasury Index (Hedged) to Barclays Capital Global Aggregate Bond Index (USD hedged).

35	Benchmark inception is the nearest month end after the Fund’s actual inception date.

AB GLOBAL BOND FUND •	119

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abglobal.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

120	• AB GLOBAL BOND FUND

AB Family of Funds

NOTES

AB GLOBAL BOND FUND •	121

NOTES

122	• AB GLOBAL BOND FUND

NOTES

AB GLOBAL BOND FUND •	123

NOTES

124	• AB GLOBAL BOND FUND

AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GB-0152-0316

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	May 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 27, 2016